          As filed with the Securities and Exchange Commission on April 28, 2000
                                                      Registration Nos. 33-71686
                                                                        811-8154


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 9



                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 25




                               SEPARATE ACCOUNT A
                                       OF
                       FIRST FORTIS LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                       -----------------------------------


                       FIRST FORTIS LIFE INSURANCE COMPANY
                               (Name of Depositor)
                         308 Maltbie Street, Suite 200
                            Syracuse, New York 13204
              (Address of Depositor's Principal Executive Offices)


               Depositor's Telephone Number, including Area Code:
                                  315-451-0066

               --------------------------------------------------

                             DAVID A. PETERSON, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                      ------------------------------------

It is proposed that this filing will be come effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b) of Rule 485.
     ---


      X   on May 1, 2000 pursuant to paragraph (b) of Rule 485.
     ---     -----------


          60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     ---

          On                    pursuant to paragraph (a)(1) of Rule 485.
      ---    ------------------

     If appropriate, check the following box:


          This post effective amendment designates a new effective date for --- a previously filed post effective amendment.

                      -------------------------------------

                              VARIABLE ACCOUNT A OF
                       FIRST FORTIS LIFE INSURANCE COMPANY

                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                       Statement of Additional Information
                     --------------------------------------

               Form N-4                             Prospectus Caption
               --------                             ------------------

1.  Cover Page                           Cover Page

2.  Definitions                          Special Terms Used in This Prospectus

3.  Synopsis of Highlights               Summary of Contract Features

4.  Condensed Financial                  Further Information About First Fortis
    Information

5.  General Description of Registrant,   Cover Page; Summary of Contract
    Depositor and Portfolio Companies    Features; First Fortis Life Insurance
                                         Company; The Variable Account; Series
                                         Fund; The Fixed Account; Further
                                         Information About Fortis

6.  Deductions                           Summary of Contract Features;
                                         Charges and Deductions

7.  General Description of Variable      Accumulation Period; General Provisions
    Annuity Contracts

8.  Annuity Period                       The Annuity Period

9.  Death Benefit                        Summary of Contract Features;
                                         Accumulation Period

10. Purchase and Contract Value          Accumulation Period

11. Redemptions                          Summary of Contract Features;
                                         Total and Partial Surrenders

12. Taxes                                Summary of Contract Features;
                                         Federal Tax Matters

13. Legal Proceedings                    None

14. Table of Contents of the             Contents of the Statement of
    Statement of Additional Information  Additional Information


15. Cover Page                           Cover Page

16. Table of Contents                    Table of Contents



Form N-4 (cont'd.)                       Statement of Additional Information
------------------                       -----------------------------------

17. General Information and              Ownership of Securities
    History                              (in Prospectus)

18. Services                             Services

19. Purchase of Securities Being         Reduction in Charges
    Offered

20. Underwriters                         Services

21. Calculation of Performance Data      Appendix A to Statement of
                                         Additional Information

22. Annuity Payments                     Calculation of Annuity Payments

23. Financial Statements                 Variable Account Financial Statements

FIRST FORTIS

MASTERS+
VARIABLE
ANNUITY

Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

May 1, 2000


[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

FIRST FORTIS LIFE INSURANCE COMPANY


MAILING ADDRESS:    STREET ADDRESS:               PHONE: 1-800-745-8248
P.O. BOX 3249       308 MALTBIE STREET, SUITE
SYRACUSE, NY 13220  200
                    SYRACUSE, NY 13204


This prospectus describes flexible premium deferred combination variable and fixed annuity contracts issued by First Fortis Life Insurance Company ("First Fortis").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a separate account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate which is guaranteed for the entire guarantee period.


Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund (those portfolios which have a non-Fortis subadvisor include the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                           T. RowePrice -- Blue Chip Stock Series
U.S. Government Securities Series             AIM -- Blue Chip Stock Series II
Diversified Income Series                     Lazard Freres -- International Stock
AIM -- Multisector Bond Series                Series
High Yield Series                             Dreyfus -- Mid Cap Stock Series
Morgan Stanley -- Global Asset Allocation     Berger -- Small Cap Value Series
Series                                        Global Growth Series
Asset Allocation Series                       MFS -- Global Equity Series
American Leaders Series                       Alliance -- Large Cap Growth Series
Value Series                                  MFS -- Investors Growth Series
MFS -- Capital Opportunities Series           Growth Stock Series
Growth & Income Series                        Aggressive Growth Series
Dreyfus -- S&P 500 Index Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge, from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 23 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - First Fortis Life Insurance Company..................      8
     - The Variable Account.................................      8
     - The Portfolios.......................................      8
The Fixed Account...........................................      9
     - Guaranteed Interest Rates/Guarantee Periods..........      9
     - Market Value Adjustment..............................      9
     - Investments by First Fortis..........................     10
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     11
     - Allocation of Purchase Payments and Contract Value...     12
     - Total and Partial Surrenders.........................     12
     - Telephone Transactions...............................     13
     - Benefit Payable on Death of Contract Owner or
      Annuitant.............................................     13
The Annuity Period..........................................     14
     - Annuity Commencement Date............................     14
     - Commencement of Annuity Payments.....................     14
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     14
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     15
Charges and Deductions......................................     15
     - Premium Taxes........................................     15
     - Charges Against the Variable Account.................     15
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     16
     - Miscellaneous........................................     16
     - Reduction of Charges.................................     16
General Provisions..........................................     16
     - The Contracts........................................     16
     - Postponement of Payment..............................     16
     - Misstatement of Age or Sex and Other Errors..........     17
     - Assignment...........................................     17
     - Beneficiary..........................................     17
     - Reports..............................................     17
Rights Reserved by First Fortis.............................     17
Distribution................................................     17
Federal Tax Matters.........................................     18
Further Information About First Fortis......................     20
     - General..............................................     20
     - Ownership of Securities..............................     20
     - Selected Financial Data..............................     21
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     21
Voting Privileges...........................................     22
Legal Matters...............................................     23
Other Information...........................................     23
Contents of Statement of Additional Information.............     23
First Fortis Financial Statements...........................    F-1
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation of Expense Calculations.............    C-1
Appendix D--Pro Rata Adjustments............................    D-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate an owner's interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   First Fortis under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the Annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by First Fortis.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other payee that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Account   The segregated asset account referred to as Separate Account
                   A of First Fortis Life Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................      0%
     Maximum Surrender Charge for Sales Expenses.................      7 %(1)

     NUMBER OF YEARS               SURRENDER CHARGE AS A
      SINCE PURCHASE                   PERCENTAGE OF
   PAYMENT WAS CREDITED              PURCHASE PAYMENT
   --------------------            ---------------------
       Less than 2                          7%
At least 2 but less than 4                  6%
At least 4 but less than 5                  5%
At least 5 but less than 6                  3%
At least 6 but less than 7                  1%
        7 or more                           0%

     Other Surrender Fees........................................       0 %
     Exchange Fee................................................       0 %
ANNUAL CONTRACT ADMINISTRATION CHARGE............................      $0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................    1.25%
     Variable Account Administrative Charge......................     .10%
     Total Variable Account Annual Expenses......................    1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period other than the one year guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment."


PORTFOLIO ANNUAL EXPENSES(a)


                                           U.S.                    MULTI               GLOBAL
                               MONEY    GOVERNMENT   DIVERSIFIED   SECTOR    HIGH      ASSET        ASSET      AMERICAN
                               MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   LEADERS    VALUE
                               SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES      SERIES    SERIES
                               ------   ----------   -----------   ------   ------   ----------   ----------   --------   ------
Investment Advisory and
  Management Fee.............  0.30%      0.47%         0.47%      0.75%    0.50%      0.90%        0.47%       0.90%     0.70%
Other Expenses...............  0.05%      0.05%         0.07%      0.15%    0.07%      0.12%        0.05%       0.35%     0.08%
Total Series Fund Operating
  Expenses...................  0.35%      0.52%         0.54%      0.90%    0.57%      1.02%        0.52%       1.25%     0.78%


                                  CAPITAL      GROWTH &
                               OPPORTUNITIES    INCOME
                                  SERIES        SERIES
                               -------------   --------
Investment Advisory and
  Management Fee.............      0.90%        0.63%
Other Expenses...............      0.35%        0.06%
Total Series Fund Operating
  Expenses...................      1.25%        0.69%


                                       BLUE      BLUE                       MID     SMALL                      LARGE
                            S&P 500    CHIP      CHIP                       CAP      CAP     GLOBAL   GLOBAL    CAP     INVESTORS
                             INDEX    STOCK      STOCK     INTERNATIONAL   STOCK    VALUE    GROWTH   EQUITY   GROWTH    GROWTH
                            SERIES    SERIES   SERIES II   STOCK SERIES    SERIES   SERIES   SERIES   SERIES   SERIES    SERIES
                            -------   ------   ---------   -------------   ------   ------   ------   ------   ------   ---------
Investment Advisory and
  Management Fee..........   0.40%    0.87%      0.95%         0.84%       0.90%    0.90%    0.70%    1.00%    0.90%      0.90%
Other Expenses............   0.06%    0.05%      0.35%         0.10%       0.28%    0.14%    0.07%    0.35%    0.07%      0.35%
Total Series Fund
  Operating Expenses......   0.46%    0.92%      1.30%         0.94%       1.18%    1.04%    0.77%    1.35%    0.97%      1.25%


                            GROWTH   AGGRESSIVE
                            STOCK      GROWTH
                            SERIES     SERIES
                            ------   ----------
Investment Advisory and
  Management Fee..........  0.61%      0.66%
Other Expenses............  0.05%      0.06%
Total Series Fund
  Operating Expenses......  0.66%      0.72%


------------------------------

(a) As a percentage of portfolio average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $80       $107       $136        $198
U.S. Government Securities..................................      82        112        145         216
Diversified Income..........................................      82        112        146         218
Multisector Bond............................................      86        123        164         255
High Yield..................................................      82        113        147         221
Global Asset Allocation.....................................      87        127        170         267
Asset Allocation............................................      82        112        145         216
American Leaders............................................      89        134        181         290
Value.......................................................      84        120        158         243
Capital Opportunities.......................................      89        134        181         290
Growth & Income.............................................      83        117        153         233
S&P 500 Index...............................................      81        110        141         209
Blue Chip Stock.............................................      86        124        165         257
Blue Chip Stock II..........................................      90        135        184         295
International Stock.........................................      86        125        166         259
MidCap Stock Series.........................................      88        132        178         283
Small Cap Value Series......................................      87        128        171         269
Global Growth...............................................      84        119        157         242
Global Equity...............................................      90        137        186         300
Large Cap Growth Series.....................................      86        125        167         262
Investors Growth Series.....................................      89        134        181         290
Growth Stock................................................      83        116        152         230
Aggressive Growth...........................................      84        118        155         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
Global Asset Allocation.....................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------

* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the portfolios. We will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean First Fortis Life Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look' period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information which is available upon request from First Fortis at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you. There is no Market Value Adjustment for transfers or surrenders from the one-year guarantee period of the fixed account.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the annuity commencement date, or
(2) if the owner is a non-natural person the Annuitant's death. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under

Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable. See "Benefit Payable on Death of Contract Owner or Annuitant."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of contracts may be an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or First Fortis' home office: P.O. Box 3249, Syracuse, NY 13220; 1-800-745-8248. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1998. Accumulation Units have been rounded to the nearest whole unit.

                                                                                                GLOBAL
                                      MONEY    U.S. GOV'T   DIVERSIFIED   GLOBAL     HIGH       ASSET        ASSET
                                     MARKET    SECURITIES     INCOME       BOND      YIELD    ALLOCATION   ALLOCATION    VALUE
                                     ------    ----------   -----------   ------     -----    ----------   ----------    -----
December 31, 1999
  Accumulation Units in Force.....   797,681     71,855       756,563      27,683   143,241    108,668      797,681      179,372
  Accumulation Unit Value.........   $1.587     $17.823       $ 1.998     $12.092   $12.799    $16.150      $ 3.923     $ 15.875
December 31, 1998
  Accumulation Units in Force.....   318,605     71,200       597,806      14,947   132,636     91,185      867,243      160,886
  Accumulation Unit Value.........   $1.532     $18.421       $ 2.039     $13.254   $12.723    $16.513      $ 3.326     $ 14.768
December 31, 1997
  Accumulation Units in Force.....   170,961     12,970       148,631       5,883    47,286    542,582       25,317       55,753
  Accumulation Unit Value.........   $1.474     $17.149       $ 1.963     $11.837   $12.917    $ 2.809      $14.433     $ 13.651
December 31, 1996
  Accumulation Units in Force.....   31,800         427        20,649       1,347     9,846      7,591       63,004       15,690
  Accumulation Unit Value.........   $1.418     $15.935       $ 1.801     $11.961   $11.928    $12.884      $ 2.368     $ 11.048
May 1, 1996*
  Accumulation Unit Value.........   $10.000    $10.000       $10.000     $10.000   $10.000    $10.000      $10.000     $ 10.000


                                    GROWTH &
                                     INCOME
                                    --------
December 31, 1999
  Accumulation Units in Force.....  404,608
  Accumulation Unit Value.........  $23.775
December 31, 1998
  Accumulation Units in Force.....  326,229
  Accumulation Unit Value.........  $21.767
December 31, 1997
  Accumulation Units in Force.....  137,613
  Accumulation Unit Value.........  $19.487
December 31, 1996
  Accumulation Units in Force.....   14,412
  Accumulation Unit Value.........  $15.468
May 1, 1996*
  Accumulation Unit Value.........  $10.000

                                                                                                                         LARGE
                                              BLUE      INTERNATIONAL    GLOBAL     GROWTH     AGGRESSIVE    MID CAP      CAP
                                  S&P 500     CHIP          STOCK        GROWTH      STOCK       GROWTH       STOCK     GROWTH
                                  -------     ----      -------------    ------     ------     ----------    -------    ------
December 31, 1999
  Accumulation Units in
    Force.....................    559,635    329,701       143,002        76,906    524,451     109,482      35,840     247,782
  Accumulation Unit Value.....    $22.189    $21.571       $19.711       $33.343    $5.923      $32.680      $10.538    $14.754
December 31, 1998
  Accumulation Units in
    Force.....................    385,486    270,261       125,894        75,340    475,115     105,783      13,231     90,599
  Accumulation Unit Value.....    $18.689    $18.238       $16.113       $21.433    $3.870      $15.829      $9.625     $11.755
December 31, 1997
  Accumulation Units in
    Force.....................    96,726      74,226        36,305        47,369    240,842      47,583          --         --
  Accumulation Unit Value.....    $14.786    $14.429       $14.021       $19.507    $3.296      $13.241          --         --
December 31, 1996
  Accumulation Units in
    Force.....................     5,144       9,457        10,999         6,899    70,686       14,449          --         --
  Accumulation Unit Value.....    $11.326    $11.520       $12.690       $18.510    $2.971      $13.232          --         --
May 1, 1996*
  Accumulation Unit Value.....    $10.000    $10.000       $10.000       $10.000    $10.000     $10.000          --         --


                                SMALL CAP
                                  VALUE
                                ---------
December 31, 1999
  Accumulation Units in
    Force.....................    63,233
  Accumulation Unit Value.....   $10.659
December 31, 1998
  Accumulation Units in
    Force.....................    23,823
  Accumulation Unit Value.....   $ 9.367
December 31, 1997
  Accumulation Units in
    Force.....................        --
  Accumulation Unit Value.....        --
December 31, 1996
  Accumulation Units in
    Force.....................        --
  Accumulation Unit Value.....        --
May 1, 1996*
  Accumulation Unit Value.....        --


------------------------------

* Accumulation Unit value at date of initial registration effectiveness.

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning First Fortis is included in this prospectus under "Further Information About First Fortis" and "First Fortis Financial Statements."

FIRST FORTIS LIFE INSURANCE COMPANY


First Fortis Life Insurance Company is the issuer of the contracts. At the end of 1999, First Fortis had approximately $9 billion of total life insurance in force. First Fortis is a New York corporation founded in 1971. It is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


First Fortis is affiliated with the Fortis Financial Group. This group is a joint effort by Fortis Benefits Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of First Fortis, regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of First Fortis. First Fortis established Variable Account A under New York insurance law as of October 1, 1993. The Variable Account is an integral part of First Fortis. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by First Fortis will not be chargeable with liabilities arising out of any other business of First Fortis.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in one of the portfolios listed on the first page of the prospectus, each of which represents a separate investment portfolio. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by First Fortis and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. We offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Variable Account and other separate accounts of First Fortis. Although First Fortis does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, First Fortis will take any steps necessary to protect the contract owners and variable annuity payees.

First Fortis purchases and redeems portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the new asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any such dividends and distributions.

The portfolios available for investment by the Variable Account are listed on the cover page of this prospectus.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 60 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested , or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by First Fortis". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FIRST FORTIS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

Before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or de-creased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/4%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/4%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (after deduction of any applicable surrender charge) by the following factor:

                  1 + I           n/12
              -------------               - 1
         (    1 + J + .0025  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

However, if we stop offering a guaranteed interest rate for a guarantee period, we determine I and J with a different method. In these cases, we determine I and J by using the "bond equivalent yield" on applicable U.S. Treasury Bills or U.S. Treasury Notes. We determine this yield on either the 1st or the 15th of the applicable month. Therefore, if we stop offering a guaranteed interest rate for a guarantee period, I and J will be as follows:

     - I is the bond equivalent yield that was available on applicable U.S. Treasury Bills or U.S. Treasury Notes at the beginning of the existing guarantee period. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to that of the existing guarantee period.

     - J is the bond equivalent yield on applicable U.S. Treasury Bills or U.S. Treasury Notes that is available at the time we calculate the Market Value Adjustment. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to the length of time remaining in the existing guarantee period.

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under four exceptions. We describe these exceptions below.

(1) We will not apply a Market Value Adjustment to fixed account value that we pay out as a death benefit pursuant to a contract.

(2) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from the one-year guarantee period.

(3) We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - Begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

     and that:

     - Ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

(4) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal First Fortis program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal First Fortis program for the withdrawal or transfer of fixed account value. Ask your First Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your First Fortis representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FIRST FORTIS

First Fortis' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of First Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "First Fortis' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract for any reason. If we accept your application in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the application or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the application or other issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. Regardless of your consent, if the initial purchase payment still cannot be credited within thirty Valuation Dates after receipt because the application or issuing instructions are incomplete, the initial purchase payment will be returned to you. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all First Fortis annuities having the same owner, or annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Fortis Life Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we will pay you the full contract value.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by First Fortis. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to First Fortis' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to First Fortis' home office, or by (2) a telephone transfer as described below. We do not charge for any transfer. However, transfers from a guarantee period, other than the one-year guarantee period, that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal First Fortis program for the transfer of fixed account value may be subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to First Fortis' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.


We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period other than the one-year guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is (1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal First Fortis program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".


The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER OR ANNUITANT

If the owner dies prior to the annuity commencement date, we will pay a death benefit. If the contract owner is a non-natural person, then we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2), or (3) as follows:

(1) The contract value as of the date used for valuing the death benefit.

(2) The sum or all purchase payments made, reduced by pro rata adjustments for each withdrawal.

(3) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the contract owner's attainment of age 75.

     An Anniversary Value is equal to:

     (a) the contract value on the anniversary, plus

     (b) any purchase payments made since the anniversary, reduced by

     (c) pro rata adjustments for any withdrawals made since the anniversary.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The person entitled to the death benefit under the terms of the contract may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the death benefit payee selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the death benefit payee desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

The pro rata adjustments referred to above are more fully described in Appendix D at the end of this prospectus.

See Appendix A for sample death benefit calculation.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 3% annually, the Annuity Unit value will increase, and the second payment will be HIGHER than the First; and

     - if the return is lower than 3% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity With Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We Also Have Other Annuity Options Available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:


     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds


     - or death benefit or (2) annuitization of a contract, or when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1994. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount Of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS CREDITED      PURCHASE PAYMENT
   --------------------     ------------------
       Less than 2                  7%
At least 2 but less than 4          6%
At least 4 but less than 5          5%
At least 5 but less than 6          3%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by First Fortis and the following persons associated with First Fortis, if at the contract issue date they are (1) officers and directors (2) employees (3) spouses of any such persons or any of such persons' children.

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of First Fortis can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of First Fortis.

The contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to First Fortis. Certain retirement programs may require spousal consent to name or change a beneficiary. In addition, applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a contract owner, or the Annuitant if the contract owner is a non-natural person, prior to the annuity commencement date, the beneficiary will be determined as follows:

     - If upon the death of a contract owner there is one or more surviving contract owners, the surviving contract owner(s) will be the beneficiary (these override any other beneficiary designations).

     - If upon the death of a contract owner there are no surviving contract owners, and upon the death of the Annuitant, the beneficiary will be the beneficiary designated by the contract owner.

     - If there is no surviving beneficiary who has been designated by the contract owner, then the contract owner, or the contract owner's estate, will be the beneficiary.

REPORTS

We will mail to the contract owner (or to the person receiving payments during the annuity period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the portfolios, but not necessarily of the Variable Account or First Fortis.

RIGHTS RESERVED BY FIRST FORTIS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of First Fortis, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.


First Fortis paid a total of $1,108,526, $1,355,423 and $839,080 to Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999, respectively, $149,399 of which in 1997, $101,176 in 1998 and $90,441 in 1999 was not reallowed to other broker dealers or exempt firms. In the distribution agreement, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.


First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. First Fortis or Fortis Investors may pay travel expenses that arise from these trips.


See Notes to First Fortis' Financial Statements as to amounts it has paid to Fortis, Inc. and Fortis Benefits Insurance Company, affiliates of First Fortis for various services.


Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55125 and its mailing address is P.O. Box 64284, St. Paul, MN 55164. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $23,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons ARE taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you and your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - Simple IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts.

We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FIRST FORTIS

First Fortis Life Insurance Company is an affiliate of the worldwide Fortis group of companies owned by Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium. The Company was originally organized under New York Insurance Law on August 12, 1971, and was acquired by the current owners on March 24, 1989, to enable the Fortis group of companies the ability to distribute their products to the New York State marketplace.

On October 1, 1991, First Fortis Life Insurance Company and its affiliate Fortis Benefits Insurance Company (the "Companies"), entered into an Asset Transfer and Acquisition Agreement (the "Agreement") with Mutual Benefit Life Insurance Company in Rehabilitation (MBL). Pursuant to the Agreement, the Companies acquired certain assets and assumed certain liabilities of MBL relating to the group life, accident and health, disability and dental insurance business of MBL. That portion of the business conducted in New York was assumed by First Fortis, while the remaining and more substantial portion of the business was assumed by Fortis Benefits Insurance Company. N.V. AMEV contributed $25 million in cash to the paid-in-capital of First Fortis on October 1, 1991 in connection with the acquisition.

GENERAL

We offer and sell insurance products, including fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of First Fortis' outstanding shares are owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/ VSB 1990 N.W. is 50% owned by Fortis (NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of First Fortis. This summary has been derived in part from the financial statements of First Fortis included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  1999        1998        1997        1996        1995
                                                                  ----        ----        ----        ----        ----
                                                                                     (IN THOUSANDS)
Income Statement Data
  Premiums and policy charges...............................    $ 59,477    $ 54,451    $ 51,846    $ 67,516    $ 81,201
  Net investment income.....................................       8,564       8,187       7,907       7,891       7,466
  Realized investment gains (losses)........................        (123)      1,436         361          (3)      2,683
  Other income..............................................       1,374       1,202         682         336         298
                                                                --------    --------    --------    --------    --------
          Total Revenues....................................    $ 69,292    $ 65,276    $ 60,796    $ 75,740    $ 91,648
                                                                ========    ========    ========    ========    ========
  Benefits and expenses.....................................    $ 66,194    $ 61,477    $ 60,983    $ 75,596    $ 96,371
  Income tax expense (benefit)..............................       1,032       1,347         (63)        (39)     (1,563)
  Net income (loss).........................................    $  2,066    $  2,452    $   (124)   $    183    $ (3,160)
Balance Sheet Data
          Total assets......................................    $248,252    $217,502    $170,898    $142,742    $139,913
          Total liabilities.................................     212,316     177,476     133,817     107,050     101,523
          Total shareholder's equity........................      35,936      40,026      37,081      35,692      38,390


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


1999 COMPARED TO 1998



REVENUES



First Fortis (the Company) life insurance premiums increased during 1999 as compared to 1998 due to strong group life sales. Group disability and dental sales account for the increase in accident and health premiums. Offsetting this is a decrease in the group medical premiums. This group medical premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $724,000 in premium inforce at December 31, 1999. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental and disability sales have caused the group accident and health premium mix to shift. Dental, disability income, and medical premium represented 48%, 46%, and 6%, respectively, of total group accident and health premium in 1999 compared to 44%, 41%, and 15%, respectively, in 1998.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.



BENEFITS



The ratio of 1999 life benefits to premium increased to 77% from 70% in 1998 due to more favorable 1998 mortality experience and higher life premium volumes. The decrease in accident and health benefits as a percent of premium to 80% in 1999 from 85% in 1998 is primarily due to improved experience in the group long-term disability claims.



EXPENSES



The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.



The Company's general and administrative expenses as a percent of premium remained relatively flat decreasing to 23.3% in 1999 from 23.7% in 1998. The Company continues to strive for improvements in the expense to gross revenue ratio while maintaining quality and timely services to the policyholders.



1998 COMPARED TO 1997



REVENUES



First Fortis (the "Company") life insurance premiums increased during 1998 as compared to 1997 due to strong group life sales. Accident and health premiums decreased during 1998 as compared to 1997. This accident and health premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $4.2 million in premium inforce at December 31, 1998. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental sales have caused the group accident and health premium mix to shift. The dental, disability income, and medical premium represented 44%, 41%, and 15%, respectively, of total group accident and health premium in 1998 compared to 39%, 39%, and 22%, respectively, in 1997.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses upon sales of securities.



BENEFITS



1998 life benefits as compared to premium were lower than 1997 due to more favorable mortality experience, despite the fact that the aggregate amount of claims increased. The decrease in accident and health benefits in 1998 as compared to 1997 is primarily due to improved experience in the group medical products. Slightly offsetting this is a larger volume of new group long term disability claims.



EXPENSES



The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.



The Company's general and administrative expenses as a percent of premium has decreased in 1998 from 1997 as a reflection of the Company's expense monitoring efforts.



MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities.



The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contract owners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contract owners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The liquidity requirements of the Company have been met by funds provided from operations, including investment income. Funds are principally used to provide for policy benefits, operating expenses, commissions and investment purchases. The impact of the declining inforce medical business has been considered in evaluating the Company's future liquidity needs. The Company expect its operating activities to continue to generate sufficient funds.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculation using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios which would require regulatory attention.



The Company has no long or short term debt. As of December 31, 1999, 99% of the Company's fixed maturity investments consisted of investment grade bonds. The Company does not expect this percentage to change significantly in the future.



REGULATION



The Company is subject to the laws and regulations established by the New York State Insurance Department governing insurance business conducted in New York State. Periodic audits are conducted by the New York Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.



YEAR 2000



Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, The Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.



State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team and the Company developed and executed a comprehensive plan (Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.



The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.



Costs. The Company will not incur any cost for the Year 2000 project since it is being paid for by affiliates of the Company.



Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition.



Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.


VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

     - mortality assumptions,

     - the assumed interest rate used in determining the number of Annuity Units under the contract, and

     - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.


OTHER INFORMATION


We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

First Fortis and the Variable Account..........
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FIRST FORTIS FINANCIAL STATEMENTS

The financial statements of First Fortis that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying balance sheets of First Fortis Life Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of operations, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with accounting standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Fortis Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ Ernst & Young LLP]

February 17, 2000
Minneapolis, Minnesota

BALANCE SHEETS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                                ---------------------
                                                                  1999         1998
                                                                ---------    --------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$126,432; 1998--$125,787)........................    $ 121,212    $130,038
  Policy loans..............................................            1          --
  Short-term investments....................................        5,800         830
                                                                ---------    --------
                                                                  127,013     130,868
Cash and cash equivalents...................................        4,562       1,160
Receivables:
  Uncollected premiums, less allowance (1999 and
     1998--$100)............................................        3,097       3,538
  Reinsurance recoverable on unpaid and paid losses.........       31,634      28,458
  Other.....................................................        1,495         417
                                                                ---------    --------
                                                                   36,226      32,413
Accrued investment income...................................        2,095       1,895
Deferred policy acquisition costs...........................        4,353       3,148
Property and equipment at cost, less accumulated
  depreciation (1999--$2,287; 1998--$2,087).................          124         324
Deferred federal income taxes...............................        3,535       1,150
Goodwill, less accumulated amortization (1999--$414;
  1998--$368)...............................................          416         462
Assets held in separate accounts............................       69,928      46,082
                                                                ---------    --------
Total assets................................................    $ 248,252    $217,502
                                                                =========    ========

FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    DECEMBER 31
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Life insurance.........................................    $ 34,165    $ 30,388
     Interest sensitive and investment products.............       3,487       6,267
     Accident and health....................................      70,852      68,206
                                                                --------    --------
                                                                 108,504     104,861
  Unearned revenues.........................................       9,834       8,535
  Other policy claims and benefits payable..................      12,247      11,084
  Income taxes payable......................................       1,213       2,017
  Other liabilities.........................................      10,590       4,897
  Liabilities related to separate accounts..................      69,928      46,082
                                                                --------    --------
Total policy reserves and liabilities.......................     212,316     177,476
Commitments and contingencies Shareholder's equity:
  Common stock, $20 par value:
     Authorized, issued and outstanding shares--100,000.....       2,000       2,000
  Additional paid-in capital................................      37,440      37,440
  Accumulated deficit.......................................        (124)     (2,190)
  Accumulated other comprehensive (loss) income.............      (3,380)      2,776
                                                                --------    --------
Total shareholder's equity..................................      35,936      40,026
                                                                --------    --------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $248,252    $217,502
                                                                ========    ========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
REVENUES
Insurance operations:
  Life insurance premiums...................................    $24,765    $23,057    $19,158
  Interest sensitive and investment product policy
     charges................................................        214         71          4
  Accident and health insurance premiums....................     34,498     31,323     32,684
                                                                -------    -------    -------
                                                                 59,477     54,451     51,846
Net investment income.......................................      8,564      8,187      7,907
Net realized gains (losses) on investments..................       (123)     1,436        361
Other income................................................      1,374      1,202        682
                                                                -------    -------    -------
Total revenues..............................................     69,292     65,276     60,796
BENEFITS AND EXPENSES
Benefits to policyholders:
  Life insurance............................................     19,100     16,167     14,597
  Interest sensitive investment products....................        315        815        196
  Accident and health claims................................     27,585     26,616     29,090
                                                                -------    -------    -------
                                                                 47,000     43,598     43,883
Amortization of deferred policy acquisition costs...........        240       (106)       (56)
Insurance commissions.......................................      5,114      5,056      4,457
General and administrative expenses.........................     13,840     12,929     12,699
                                                                -------    -------    -------
Total benefits and expenses.................................     66,194     61,477     60,983
                                                                -------    -------    -------
Income (loss) before federal income taxes...................      3,098      3,799       (187)
Federal income taxes........................................      1,032      1,347        (63)
Net income (loss)...........................................    $ 2,066    $ 2,452    $  (124)
                                                                =======    =======    =======

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FIRST FORTIS LIFE INSURANCE COMPANY
(In thousands)

                                                                                          ACCUMULATED
                                                              ADDITIONAL                     OTHER
                                                     COMMON    PAID-IN     ACCUMULATED   COMPREHENSIVE
                                            TOTAL    STOCK     CAPITAL       DEFICIT     (LOSS) INCOME
                                           -------   ------   ----------   -----------   -------------
Balance, January 1, 1997.................  $35,691   $2,000    $37,440       $(4,518)       $   769
  Comprehensive income:
     Net loss............................     (124)     --          --          (124)            --
     Change in unrealized gains (losses)
       on investments, net...............    1,514      --          --            --          1,514
                                           -------
  Comprehensive income...................    1,390
                                           -------   ------    -------       -------        -------
Balance, December 31, 1997...............   37,081   2,000      37,440        (4,642)         2,283
  Comprehensive income:
     Net income..........................    2,452      --          --         2,452             --
     Change in unrealized gains on
       investments, net..................      493      --          --            --            493
                                           -------
  Comprehensive income...................    2,945
                                           -------   ------    -------       -------        -------
Balance, December 31, 1998...............   40,026   2,000      37,440        (2,190)         2,776
  Comprehensive loss:
     Net income..........................    2,066      --          --         2,066              -
     Change in unrealized gains (losses)
       on investments, net...............   (6,156)     --          --            --         (6,156)
                                           -------
  Comprehensive loss.....................   (4,090)
                                           -------   ------    -------       -------        -------
Balance, December 31, 1999...............  $35,936   $2,000    $37,440       $  (124)       $(3,380)
                                           =======   ======    =======       =======        =======

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FIRST FORTIS LIFE INSURANCE COMPANY
(In thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
OPERATING ACTIVITIES
Net income (loss)...........................................    $  2,066    $  2,452    $   (124)
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Provision for deferred taxes..............................         930         665      (1,338)
  Depreciation, amortization and accretion..................         330         299         707
  Loss on disposal of property and equipment................          --          12          --
  Net realized losses (gains) on investments................         123      (1,436)       (361)
  (Increase) decrease in uncollected premiums, accrued
     investment income and other............................        (837)       (390)      2,309
  Increase in reinsurance recoverable.......................      (3,176)     (8,694)     (5,033)
  (Decrease) increase in income taxes payable...............        (804)      1,106         883
  Amortization of policy acquisition costs..................         240        (106)        (56)
  Policy acquisition costs deferred.........................      (1,445)     (1,629)     (1,110)
  Increase in future policy benefit reserves, unearned
     revenues and other policy claims and benefits..........       8,894      13,922       1,769
  Increase (decrease) in other liabilities..................       5,693        (686)      1,533
                                                                --------    --------    --------
Net cash provided by (used in) operating activities.........      12,014       5,515        (821)
INVESTING ACTIVITIES
Purchases of fixed maturity investments.....................    (159,025)   (187,953)   (127,426)
Sales and repayments of fixed maturity investments..........     158,172     165,971     137,273
(Increase) decrease in short-term investments...............      (4,970)     10,867     (11,697)
Purchases of property and equipment.........................          --          --        (107)
                                                                --------    --------    --------
Net cash used in investing activities.......................      (5,823)    (11,115)     (1,957)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received...................................       2,875      13,661      10,679
  Surrenders and death benefits.............................      (5,941)    (15,075)     (2,152)
  Interest credited to policyholders........................         277         721         159
                                                                --------    --------    --------
Net cash (used in) provided by financing activities.........      (2,789)       (693)      8,686
Increase (decrease) in cash and cash equivalents............       3,402      (6,293)      5,908
Cash and cash equivalents at beginning of year..............       1,160       7,453       1,545
                                                                --------    --------    --------
Cash and cash equivalents at end of year....................    $  4,562    $  1,160    $  7,453
                                                                ========    ========    ========

                             See accompanying notes

NOTES TO FINANCIAL STATEMENTS
FIRST FORTIS LIFE INSURANCE COMPANY
DECEMBER 31, 1999

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

First Fortis Life Insurance Company (the Company) is a wholly-owned subsidiary of Fortis, Inc., which itself is a wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. Prior to April 30, 1997, First Fortis was wholly-owned by Fortis (B), while the other U.S. subsidiaries of Fortis (B) and Fortis (NL) N.V. operated under the holding company of Fortis, Inc. Upon regulatory approval by the New York State Insurance Department in April 1997, the Company became a wholly-owned subsidiary of Fortis, Inc. The Company was organized to enable the Fortis group of companies to distribute their products to the New York State marketplace. The Company's revenues are derived primarily from group employee benefits products. Effective January 1, 1996, the Company stopped offering its group medical products; however, the Company will continue to renew and service existing medical business, which represented $1,859,000, $4,648,000 and $7,297,000 of 1999, 1998 and 1997 of the accident and health premiums, respectively.


BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of SFAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.


The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which practices differ in certain respects from statutory accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance are recognized as revenue when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of

FIRST FORTIS LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4.0% to 6.75% in 1999, 3.5% to 10.25% in 1998 and 3.5% to 10.0% in 1997.


Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissions Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity Valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.


Premiums for credit insurance included in life insurance premiums and accident and health insurance premiums are recognized as revenues when due over the estimated coverage period.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For credit life, disability and accident and health insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs are reported as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Policy loans are reported at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $202,000, $341,000 and $446,000 at December 31, 1999, 1998 and 1997,
respectively.

GOODWILL
Goodwill represents the excess of the purchase price paid over net assets acquired in connection with the purchase of the shell of Metropolitan Life. Goodwill is amortized on a straight line basis over 18 years.

FIRST FORTIS LIFE INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations. Assets and liabilities associated with separate accounts relate to deposit and annuity considerations for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available for sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustments.

RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

FIRST FORTIS LIFE INSURANCE COMPANY

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED
                                                    COST          GAIN          LOSS       FAIR VALUE
                                                  ---------    ----------    ----------    ----------
DECEMBER 31, 1999
Governments.....................................  $ 83,070       $  212        $3,469       $ 79,813
Public utilities................................    11,494           --           360         11,134
Industrial and miscellaneous....................    31,868           15         1,618         30,265
                                                  --------       ------        ------       --------
Total...........................................  $126,432       $  227        $5,447       $121,212
                                                  ========       ======        ======       ========
DECEMBER 31, 1998
Governments.....................................  $ 18,770       $  437        $   14       $ 19,193
Public utilities................................    14,446          768           119         15,095
Industrial and miscellaneous....................    92,571        3,471           292         95,750
                                                  --------       ------        ------       --------
Total...........................................  $125,787       $4,676        $  425       $130,038
                                                  ========       ======        ======       ========

The amortized cost and fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are shown below (in thousands):

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $  1,517     $  1,520
Due after one year through five years.......................      31,077       30,502
Due after five years through ten years......................      47,662       45,531
Due after ten years.........................................      46,176       43,659
                                                                --------     --------
Total.......................................................    $126,432     $121,212
                                                                ========     ========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $502,000 and $525,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income for each year were as follows (in thousands):

                                                                  1999       1998      1997
                                                                --------    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................    $  8,375    $8,108    $7,744
Short-term investments......................................         326       222       302
                                                                --------    ------    ------
                                                                   8,701     8,330     8,046
Expenses....................................................        (137)     (143)     (139)
                                                                --------    ------    ------
Net investment income.......................................    $  8,564    $8,187    $7,907
                                                                ========    ======    ======

All net realized gains (losses) on investments resulted from sales of fixed maturities.

FIRST FORTIS LIFE INSURANCE COMPANY

2.   INVESTMENTS (CONTINUED)
Proceeds from sales of investments were $157,672,000, $165,471,000 and $134,234,000 in 1999, 1998, and 1997, respectively. Gross gains of $738,000,
$1,757,000 and $1,136,000 and gross losses of $861,000, $321,000 and $775,000 were realized on the sales in 1999, 1998 and 1997, respectively.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, were as follows (in thousands):


                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $(9,348)      $ 3,272      $(6,076)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................        (123)           43          (80)
                                                                -------       -------      -------
Other comprehensive loss...................................     $(9,471)      $ 3,315      $(6,156)
                                                                =======       =======      =======
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $ 2,194       $  (768)     $ 1,426
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (1,436)          503         (933)
                                                                -------       -------      -------
Other comprehensive income.................................     $   758       $  (265)     $   493
                                                                =======       =======      =======
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $ 2,766       $(1,017)     $ 1,749
  Reclassification adjustment for gains (losses) realized
     in net income.........................................        (361)          126         (235)
                                                                -------       -------      -------
Other comprehensive income.................................     $ 2,405       $  (891)     $ 1,514
                                                                =======       =======      =======


3.   LEASES
The Company leases office space under operating lease arrangements that have various renewal options and are subject to escalation clauses for real estate taxes and operating expenses. Rent expense was $915,000, $789,000 and $661,000 in 1999, 1998 and 1997, respectively. Future minimum payments required under operating lease arrangements that have initial or noncancelable terms in excess of one year or more are: 2000--$632,000, 2001--$638,000, 2002--$629,000,
2003--$604,000, 2004--$610,000, and thereafter $429,000.

FIRST FORTIS LIFE INSURANCE COMPANY

4.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                   YEAR ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Balance as of January 1, net of reinsurance recoverables....    $62,540    $60,498    $61,482
Add: Incurred losses related to:
  Current year..............................................     18,907     16,816     25,424
  Prior years...............................................      8,678      9,800      3,666
                                                                -------    -------    -------
Total incurred losses.......................................     27,585     26,616     29,090
Deduct: Paid losses related to:
  Current year..............................................     14,717     11,639     15,393
  Prior year................................................     11,620     12,935     14,681
                                                                -------    -------    -------
Total paid losses...........................................     26,337     24,574     30,074
                                                                -------    -------    -------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $63,788    $62,540    $60,498
                                                                =======    =======    =======

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

As discussed in Note 1, the Company stopped offering group medical products in 1996 but continues to service and renew existing business, resulting in lower incurred and paid loss activity on the group medical products for the years ended December 31, 1999, 1998 and 1997.


The 1999, 1998 and 1997 claims incurred related to prior years is principally additional payments and increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year.



The liability for unpaid accident and health claims includes $59,535,000, $59,339,000 and $55,956,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.


5.   FEDERAL INCOME TAXES
As of May 1, 1997, the Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FIRST FORTIS LIFE INSURANCE COMPANY

5.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  DECEMBER 31
                                                                ----------------
                                                                 1999      1998
                                                                ------    ------
Deferred tax assets:
  Reserves..................................................    $1,315    $  473
  Separate account assets/liabilities.......................       727     1,545
  Unrealized losses.........................................     1,827        --
  Alternative minimum tax credit carryforward...............        --       308
  Net operating loss carryforward...........................        --       557
  Other.....................................................       207        19
                                                                ------    ------
Total deferred tax assets...................................     4,076     2,902
Deferred tax liabilities:
  Deferred policy acquisition costs.........................       494       213
  Unrealized gains..........................................        --     1,487
  Other.....................................................        47        52
                                                                ------    ------
Total gross deferred tax liabilities........................       541     1,752
                                                                ------    ------
Net deferred tax asset......................................    $3,535    $1,150
                                                                ======    ======

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999      1998     1997
                                                                ------    ------    ----
Current.....................................................    $  102    $  889    $(35)
Deferred....................................................       930       458     (28)
                                                                ------    ------    ----
                                                                $1,032    $1,347    $(63)
                                                                ======    ======    ====

Federal income tax payments and refunds resulted in net payments of $906,000 and $382,000 in 1999 and 1997, respectively, and net refunds of $424,000 in 1998.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999     1998     1997
                                                                -----    -----    -----
Statutory income tax rate...................................     35.0%    35.0%    35.0%
Other, including provision for prior year adjustments.......     (1.7)      .4     (1.3)
                                                                -----    -----    -----
                                                                 33.3%    35.4%    33.7%
                                                                =====    =====    =====


At December 31, 1999, the Company has fully utilized all net operating loss, capital loss, and alternative minimum tax credit carryforwards.


6.   REINSURANCE
The maximum amounts that the Company retains on any one life are $500,000 for group life; $250,000 for group accidental death; $2,000 net monthly benefit for long-term disability; from 10% to 100% of possible benefits payable under credit life and credit disability insurance; and none of a closed block of individual life business. Amounts in

FIRST FORTIS LIFE INSURANCE COMPANY

6.   REINSURANCE (CONTINUED)
excess of these limits are reinsured with various insurance companies on a yearly renewable term, coinsurance or other basis.

In the second quarter of 1996, the Company received approval from the New York State Insurance Department for a reinsurance agreement with the Fortis Benefits Insurance Company ("Fortis Benefits"), an affiliate. The agreement, which became effective as of January 1, 1996, decreased the Company's long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has ceded $6,580,000, $5,601,000 and $5,742,000 of premium to Fortis Benefits in 1999,
1998 and 1997, respectively. Fortis Benefits has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from the Company. In the future, the agreement is expected to reduce the variability of financial results for this product line.

Future policy benefits and other policy claims and benefits payable are reported gross of reinsurance. The reinsured portion of future policy benefits and other policy claims and benefits payable are $31,634,000 and $28,458,000 in 1999 and 1998, respectively.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 5,001    $ 5,343    $ 3,249
Accident and health insurance...............................     11,186     11,343      8,768
                                                                -------    -------    -------
                                                                $16,187    $16,686    $12,017
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999      1998       1997
                                                                ------    -------    -------
Life insurance..............................................    $2,571    $ 1,740    $ 1,628
Accident and health insurance...............................     5,522      3,504      2,310
                                                                ------    -------    -------
                                                                $8,093    $ 5,244    $ 3,938
                                                                ======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

7.   DIVIDEND RESTRICTIONS
The Company is subject to insurance regulatory restrictions that limit cash dividends which can be paid from the Company to its Parent. All dividends require prior approval by the New York State Insurance Department.

8.   REGULATORY ACCOUNTING REQUIREMENTS
The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from company to company within a state, and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. At this time the State of New York has not decided

FIRST FORTIS LIFE INSURANCE COMPANY

8. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED) whether to adopt or not to adopt Codification. Therefore, management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income (loss) and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                        SHAREHOLDER'S
                                                            NET INCOME (LOSS)               EQUITY
                                                        --------------------------    ------------------
                                                         1999      1998      1997      1999       1998
                                                        ------    ------    ------    -------    -------
Based on statutory accounting practices.............    $1,793    $1,177    $ (296)   $30,419    $28,782
Deferred policy acquisition costs...................     1,356     1,764     1,180      4,353      3,148
Deferred and uncollected premiums...................        59      (323)      246        156         97
Policy reserves.....................................       555      (269)     (660)       204       (361)
Investment valuation difference.....................                  --       (47)    (5,220)     4,250
Realized gains (losses) on investments..............       (80)      896       235         --         --
Amortization of goodwill............................       (46)      (46)      (46)       416        462
Income taxes........................................      (930)     (458)       28      2,440         55
Pension.............................................       (84)      (19)     (275)      (405)      (321)
Amortization of IMR.................................      (383)     (347)     (348)        --         --
Interest Maintenance Reserve........................        --        --        --      1,975      2,438
Asset Valuation Reserve.............................        --        --        --        928        814
Property and equipment..............................        --        --        --         61        164
Agents balances.....................................        --        --        --        486        300
Other...............................................      (174)       77      (141)       123        198
                                                        ------    ------    ------    -------    -------
As reported herein..................................    $2,066    $2,452    $ (124)   $35,936    $40,026
                                                        ======    ======    ======    =======    =======

9.   TRANSACTIONS WITH AFFILIATED COMPANIES
The Company received various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investments, information systems, actuarial and other administrative functions. The fees paid for these services for years ended December 31, 1999, 1998 and 1997, were $1,541,000, $1,712,000 and $2,568,000, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

10. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

For short-term investments, the carrying amount is a reasonable estimate of fair value. The carrying amount of policy loans reported in the balance sheet approximates fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

Separate account assets and liabilities are reported at their estimated fair value in the Balance Sheet.

FIRST FORTIS LIFE INSURANCE COMPANY

10. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                DECEMBER 31,          DECEMBER 31,
                                                                    1999                  1998
                                                             -------------------   -------------------
                                                             CARRYING     FAIR     CARRYING     FAIR
                                                              AMOUNT     VALUE      AMOUNT     VALUE
                                                             --------   --------   --------   --------
                                                                          (IN THOUSANDS)
Assets:
  Investments:
  Securities available-for-sale:
  Fixed maturities.........................................  $121,212   $121,212   $130,038   $130,038
  Short-term investments...................................     5,800      5,800        830        830
  Cash.....................................................     4,562      4,562      1,160      1,160
  Policy loans.............................................         1          1         --         --
  Assets held in separate accounts.........................    69,928     69,928     46,082     46,082
Liabilities:
  Individual and group annuities (subject to discretionary
     withdrawal)...........................................     5,516      5,231      8,435      8,097
  Liabilities related to Separate Accounts.................    69,928     69,928     46,082     46,082

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, Inc., which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. As a matter of policy, pension costs are funded as they accrue and vested benefits are fully funded. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to $20,000, $52,000 and $61,000 for 1999, 1998 and 1997,
respectively.

The Company has a contributory profit sharing plan, sponsored by Fortis, Inc., covering employees and certain agents who meet eligibility requirements as to age and length of service. The Company matches 200% up to 3% of the employee's contribution. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The amount expensed was approximately $133,000, $124,000 and $122,000 for 1999, 1998 and
1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis, Inc. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

12. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

FIRST FORTIS LIFE INSURANCE COMPANY

13. YEAR 2000 (UNAUDITED)

The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company.



As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this report, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                  1 + I           n/12
              -------------               - 1
         (    1 + J + 0025   )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                    1 + .08           60/12
$10,000 x       ---------------                - 1         = $354.57
           [(   1 + .07 + .0025  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,354.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08           60/12                = --
$10,000 x       ---------------                - 1         $559.14
           [(   1 + .09 + .0025  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                     1 + .08            60/12
$10,000 x       -----------------                - 1         = $0
           [(   1 + .0775 + .0025  )                  ]

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
       DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY            ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $32,000      $32,000      $32,000
  b. Contract Value on Date of Death                             $20,000      $36,000      $25,000
  c. 1 Year Ratchet Option Value                                 $35,000      $36,000      $31,000
Death Benefit is larger of a, b, and c                           $35,000      $36,000      $32,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
       DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY            ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $34,000      $34,000      $34,000
  b. Contract Value on Date of Death                             $38,000      $38,000      $28,000
  c. 1 Year Ratchet Option Value                                 $38,000      $40,000      $33,000
Death Benefit is larger of a, b, and c                           $38,000      $40,000      $34,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
       DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY           ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $36,000      $36,000      $36,000
  b. Contract Value on Date of Death                             $39,000      $34,000      $31,000
  c. 1 Year Ratchet Option Value                                 $39,000      $37,000      $32,000
Death Benefit is larger of a, b, and c                           $39,000      $37,000      $36,000

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus The annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                          0.66%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.01%
--------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X .0201 = $20.10



Year 2 Beginning Policy Value = $1029.90


Year 2 Expense = 1029.90 X .0201 = $20.70



Year 3 Beginning Policy Value = $1060.69


Year 3 Expense = 1060.69 X .0201 = $21.32


So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to

     $20.10 + $20.70 + $21.32 = $62.12.


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.06 X ($1000.00 - $100.00) = $54.00


So the total expense if surrendered is $62.12 + $54.00 = $116.12.

APPENDIX D--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled Benefit Payable on Death of Owner (or Annuitant).

Under the death benefit set forth as (2) in that section, the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the aggregate amount of all prior purchase payments less pro rata adjustments for all prior withdrawals.

Under the death benefit set forth as (3) in that section, the pro rata adjustment for a given withdrawal is equal to

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quantity equal to:

         (i) the contract value on the anniversary, plus

         (ii) purchase payments made since the anniversary and before withdrawal, plus

        (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

FIRST FORTIS

MASTERS
VARIABLE
ANNUITY

Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

May 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

FIRST FORTIS LIFE INSURANCE COMPANY


MAILING ADDRESS:          STREET ADDRESS:                     PHONE: 1-800-745-8248
P.O. BOX 3249             308 MALTBIE STREET, SUITE 200
SYRACUSE, NEW YORK 13220  SYRACUSE, NY 13204


This prospectus describes flexible premium deferred combination variable and fixed annuity contracts issued by First Fortis Life Insurance Company ("First Fortis").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a separate account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate which is guaranteed for the entire guarantee period.


Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund (those portfolios which have a non-Fortis subadvisor includes the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                          T. Rowe Price--Blue Chip Stock Series
U.S. Government Securities Series            AIM--Blue Chip Stock Series II
Diversified Income Series                    Lazard Frerres--International Stock
AIM--Multisector Bond Series                 Series
High Yield Series                            Dreyfus--Mid Cap Stock Series
Morgan Stanley--Global Asset Allocation      Berger--Small Cap Value Series
Series                                       Global Growth Series
Asset Allocation Series                      MFS--Global Equity Series
American Leaders Series                      Alliance--Large Cap Growth Series
Value Series                                 Investors Growth Series
MFS--Capital Opportunities Series            Growth Stock Series
Growth & Income Series                       Aggressive Growth Series
Dreyfus--S&P 500 Index Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge, from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 23 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
First Fortis Life Insurance Company.........................      7
The Variable Account........................................      8
Series Fund.................................................      8
The Fixed Account...........................................      8
     - Guaranteed Interest Rates/Guarantee Periods..........      8
     - Market Value Adjustment..............................      9
     - Investments by First Fortis..........................     10
Accumulation Period.........................................     10
     - Issuance of a Contract and Purchase Payments.........     10
     - Contract Value.......................................     11
     - Allocation of Purchase Payments and Contract Value...     11
     - Total and Partial Surrenders.........................     12
     - Telephone Transactions...............................     12
     - Benefit Payable on Death of Annuitant or Contract
      Owner.................................................     13
The Annuity Period..........................................     13
     - Annuity Commencement Date............................     13
     - Commencement of Annuity Payments.....................     13
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     14
     - Annuity Options......................................     14
     - Death of Annuitant or Other Payee....................     14
Charges and Deductions......................................     14
     - Premium Taxes........................................     14
     - Charges Against the Variable Account.................     14
     - Tax Charge...........................................     15
     - Surrender Charge.....................................     15
     - Miscellaneous........................................     15
     - Reduction of Charges.................................     16
General Provisions..........................................     16
     - The Contracts........................................     16
     - Postponement of Payment..............................     16
     - Misstatement of Age or Sex and Other Errors..........     16
     - Assignment...........................................     16
     - Beneficiary..........................................     16
     - Reports..............................................     16
Rights Reserved by First Fortis.............................     16
Distribution................................................     17
Federal Tax Matters.........................................     17
Further Information About First Fortis......................     19
     - General..............................................     19
     - Ownership of Securities..............................     19
     - Selected Financial Data..............................     20
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     20
Voting Privileges...........................................     22
Legal Matters...............................................     23
Other Information...........................................     23
Contents of Statement of Additional Information.............     23
First Fortis Financial Statements...........................     23
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation of Expense Calculations.............    C-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate a contract owner's interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   First Fortis under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by First Fortis.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other payee that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Series Fund        Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Variable Account invests.

Seven Year Anniversary
                   The seventh anniversary of a contract issue date, and each subsequent seventh anniversary of that date.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Account   The segregated asset account referred to as Variable Account
                   A of First Fortis Life Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................     0%
     Maximum Surrender Charge for Sales Expenses.................     7% (1)

     NUMBER OF YEARS               SURRENDER CHARGE AS A
      SINCE PURCHASE                   PERCENTAGE OF
   PAYMENT WAS CREDITED              PURCHASE PAYMENT
   --------------------            ---------------------
       Less than 1                          7%
At least 1 but less than 2                  6%
At least 2 but less than 3                  5%
At least 3 but less than 4                  4%
At least 4 but less than 5                  3%
At least 5 but less than 6                  2%
At least 6 but less than 7                  1%
        7 or more                           0%

     Other Surrender Fees........................................        0 %
     Exchange Fee................................................        0 %
ANNUAL CONTRACT ADMINISTRATION CHARGE............................       $0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25 %
     Variable Account Administrative Charge......................     0.10 %
                                                                     ----------
     Total Variable Account Annual Expenses......................     1.35 %

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. It is computed pursuant to a formula that is described in more detail under "Market Value Adjustment."


SERIES FUND ANNUAL EXPENSES(a)


                                         U.S.
                             MONEY    GOVERNMENT   DIVERSIFIED                               GLOBAL ASSET     ASSET      AMERICAN
                             MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD    ALLOCATION    ALLOCATION   LEADERS
                             SERIES     SERIES       SERIES      BOND SERIES      SERIES        SERIES        SERIES      SERIES
                             ------   ----------   -----------   ------------   ----------   ------------   ----------   --------
Investment and Management
  Fee......................  0.30%      0.47%         0.47%         0.75%         0.50%         0.90%         0.47%       0.90%
Other Expenses.............  0.05%      0.05%         0.07%         0.15%         0.07%         0.12%         0.05%       0.35%
Total Fortis Series
  Operating Expenses.......  0.35%      0.52%         0.54%         0.90%         0.57%         1.02%         0.52%       1.25%


                                         CAPITAL      GROWTH &   S&P 500
                             VALUE    OPPORTUNITIES    INCOME     INDEX
                             SERIES      SERIES        SERIES    SERIES
                             ------   -------------   --------   -------
Investment and Management
  Fee......................  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.08%        0.35%        0.06%      0.06%
Total Fortis Series
  Operating Expenses.......  0.78%        1.25%        0.69%      0.46%


                                                           BLUE
                                                           CHIP                                                    GLOBAL   GLOBAL
                                           BLUE CHIP       STOCK     INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   EQUITY
                                          STOCK SERIES   SERIES II   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES   SERIES
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment and Management Fee...........     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%    0.35%
Total Fortis Series Operating
  Expenses..............................     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%    1.35%

                                          LARGE
                                           CAP     INVESTORS   GROWTH   AGGRESSIVE
                                          GROWTH    GROWTH     STOCK      GROWTH
                                          SERIES    SERIES     SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment and Management Fee...........  0.90%      0.90%     0.61%      0.66%
Other Expenses..........................  0.07%      0.35%     0.05%      0.06%
Total Fortis Series Operating
  Expenses..............................  0.97%      1.25%     0.66%      0.72%


------------------------------

(a) As a percentage of Series average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $ 98       $118        $198
U.S. Government Securities..................................      82        103        127         216
Diversified Income..........................................      82        103        128         218
Multisector Bond............................................      86        114        146         255
High Yield..................................................      82        104        129         221
Global Asset Allocation.....................................      87        118        152         267
Asset Allocation............................................      82        103        127         216
American Leaders............................................      89        125        163         290
Value.......................................................      84        111        140         243
Capital Opportunities.......................................      89        125        163         290
Growth & Income.............................................      83        108        135         233
S&P 500 Index...............................................      81        101        123         209
Blue Chip Stock.............................................      86        115        147         257
Blue Chip Stock II..........................................      90        126        166         295
International Stock.........................................      86        116        148         259
MidCap Stock Series.........................................      88        123        160         283
Small Cap Value Series......................................      87        119        153         269
Global Growth...............................................      84        110        139         242
Global Equity...............................................      90        128        168         300
Large Cap Growth Series.....................................      86        116        149         262
Investors Growth Series.....................................      89        125        163         290
Growth Stock................................................      83        107        134         230
Aggressive Growth...........................................      84        109        137         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
Global Asset Allocation.....................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

The foregoing tables and examples are included to assist you in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and Series Fund. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean First Fortis Life Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio of Series Fund. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for Series Fund, which accompanies this prospectus, and Series Fund Statement of Additional Information which is available upon request from First Fortis at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the contract owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the contract owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The contract owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or contract owner dies prior to the annuity commencement date, a death benefit is payable. See "Benefit Payable on Death of Annuitant or Contract Owner."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of contracts may be an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that a contract owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS


Any question about procedures of the contract should be directed to your sales representative, or First Fortis' home office: P.O. Box 3209, Syracuse, NY 13204; 1-800-745-7100. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the contract owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.


Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1999. Accumulation Units have been rounded to the nearest whole unit.


                                                                                                  GLOBAL
                                    MONEY    U.S. GOV'T   DIVERSIFIED   MULTISECTOR    HIGH       ASSET        ASSET
                                   MARKET    SECURITIES     INCOME         BOND        YIELD    ALLOCATION   ALLOCATION    VALUE
                                   ------    ----------   -----------   -----------    -----    ----------   ----------    -----
DECEMBER 31, 1999
 Accum Unit in Force.............  797,681     71,855       756,563        27,683     143,241    108,668      797,681     179,372
 Accum Unit Values...............   $1.587    $17.823        $1.998       $12.092     $12.799    $16.150       $3.923     $15.875
DECEMBER 31, 1998
 Accumulation Units in Force.....  318,605     71,200       597,806        14,947     132,636     91,185      867,243     160,886
 Accumulation Unit Value.........   $1.532    $18.421        $2.059       $13.254     $12.823    $16.513       $3.326     $14.768
DECEMBER 31, 1997
 Accumulation Units in Force.....  170,961     12,970       148,631         5,883      47,286     25,317      542,582      55,753
 Accumulation Unit Value.........   $1.474    $17.149        $1.963       $11.837     $12.917    $14.433       $2.809     $13.651
DECEMBER 31, 1996
 Accumulation Units in Force.....   31,800        427        20,649         1,347       9,846      7,591       63,004      15,690
 Accumulation Unit Value.........   $1.418    $15.935        $1.801       $11.961     $11.928    $12.884       $2.368     $11.048
MAY 1, 1996*
 Accumulation Unit Value.........  $10.000    $10.000       $10.000       $10.000     $10.000    $10.000      $10.000     $10.000


                                   GROWTH &     S&P      BLUE     INTERNATIONAL   GLOBAL    GROWTH    AGGRESSIVE   MID CAP
                                    INCOME      500      CHIP         STOCK       GROWTH     STOCK      GROWTH      STOCK
                                   --------     ---      ----     -------------   ------    ------    ----------   -------
DECEMBER 31, 1999
 Accum Unit in Force.............  404,608    559,635   329,701      143,002       76,906   524,451    109,482     35,840
 Accum Unit Values...............  $23.775    $22.189   $21.571      $19.711      $33.343    $5.925    $32.680     $10.538
DECEMBER 31, 1998
 Accumulation Units in Force.....  326,229    385,486   270,261      125,894       75,340   475,115    105,783     13,231
 Accumulation Unit Value.........  $21.767    $18.689   $18.238      $16.113      $21.433    $3.870    $15.829     $9.625
DECEMBER 31, 1997
 Accumulation Units in Force.....  137,613     96,726    74,226       36,305       47,369   240,842     47,583         --
 Accumulation Unit Value.........  $19.487    $14.786   $14.429      $14.021      $19.507    $3.296    $13.241         --
DECEMBER 31, 1996
 Accumulation Units in Force.....   14,412      5,144     9,457       10,999        6,899    70,686     14,449         --
 Accumulation Unit Value.........  $15.468    $11.326   $11.520      $12.690      $18.510    $2.971    $13.232         --
MAY 1, 1996*
 Accumulation Unit Value.........  $10.000    $10.000   $10.000      $10.000      $10.000   $10.000    $10.000         --


                                   LARGE CAP   SMALL CAP
                                    GROWTH       VALUE
                                   ---------   ---------
DECEMBER 31, 1999
 Accum Unit in Force.............   247,782      63,233
 Accum Unit Values...............   $14.754     $10.659
DECEMBER 31, 1998
 Accumulation Units in Force.....    90,599      23,823
 Accumulation Unit Value.........   $11.755      $9.367
DECEMBER 31, 1997
 Accumulation Units in Force.....        --          --
 Accumulation Unit Value.........        --          --
DECEMBER 31, 1996
 Accumulation Units in Force.....        --          --
 Accumulation Unit Value.........        --          --
MAY 1, 1996*
 Accumulation Unit Value.........        --          --


------------------------------
* Accumulation Unit value at date of initial registration effectiveness.

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning First Fortis is included in this prospectus under "Further Information About First Fortis" and "First Fortis Financial Statements."

FIRST FORTIS LIFE INSURANCE COMPANY


First Fortis Life Insurance Company is the issuer of the contracts. At the end of 1999, First Fortis had approximately $9 billion of total life insurance in force. First Fortis is a New York corporation founded in 1971. It is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by

Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

First Fortis is affiliated with the Fortis Financial Group. This group is a joint effort by Fortis Benefits Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of First Fortis, regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of First Fortis. First Fortis established Variable Account A under New York insurance law as of October 1, 1993. The Variable Account is an integral part of First Fortis. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by First Fortis will not be chargeable with liabilities arising out of any other business of First Fortis.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Series Fund, each of which represents a separate investment portfolio within Series Fund. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

SERIES FUND

Series Fund is a "series" type of mutual fund. Series Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Series Fund has served as the investment medium for the Variable Account since the Variable Account began operations. Since 1987, Series Fund has also been the investment medium for other variable accounts of an affiliated company.

First Fortis purchases and redeems Series Fund shares for the Variable Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Series Fund available for investment by the Variable Account. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Series Fund available for investment by the Variable Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, the charges, the risks associated with investing in them, and other aspects of their operations is contained in the prospectus for Series Fund accompanying this prospectus and in the Statement of Additional Information for Series Fund. Additional copies of these documents may be obtained from your sales representative or from our home office. The complete risk disclosure in the prospectus for the Diversified Income Series and Asset Allocation Series should be read before selection of them for investment.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 60 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by First Fortis". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FIRST FORTIS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 4%.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/4%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/4%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (after deduction of any applicable surrender charge) by the following factor:

                  1 + I           n/12
              -------------               - 1
         (    1 + J + .0025  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

However, if we stop offering a guaranteed interest rate for a guarantee period, we determine I and J with a different method. In these cases, we determine I and J by using the "bond equivalent yield" on applicable U.S. Treasury Bills or U.S. Treasury Notes. We determine this yield on either the 1st or the 15th of the applicable month. Therefore, if we stop offering a guaranteed interest rate for a guarantee period, I and J will be as follows:

     - I is the bond equivalent yield that was available on applicable U.S. Treasury Bills or U.S. Treasury Notes at the beginning of the existing guarantee period. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to that of the existing guarantee period.

     - J is the bond equivalent yield on applicable U.S. Treasury Bills or U.S. Treasury Notes that is available at the time we calculate the Market Value Adjustment. The applicable U.S. Treasury Bills or U.S. Treasury Notes will be those that have maturities equal in length to the length of time remaining in the existing guarantee period.

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under three exceptions. We describe these exceptions below.

(1) We will not apply a Market Value Adjustment to fixed account value that we pay out as a death benefit.

(2) We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

    and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

(3) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal First Fortis program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal First Fortis program for the withdrawal or transfer of fixed account value. Ask your First Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your First Fortis representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FIRST FORTIS

First Fortis' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of First Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "First Fortis" Financial Statements for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract for any reason. If we accept your application in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the application or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the application or other issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. Regardless of your consent, if the initial purchase payment still cannot be credited within thirty Valuation Dates after receipt because the application or issuing instructions are incomplete, the initial purchase payment will be returned to you. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all First Fortis annuities having the same owner, or annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Life Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we will pay you the full contract value.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by First Fortis. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to First Fortis' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to First Fortis' home office, or by (2) a telephone transfer as described below. We do not charge for any transfer. However, transfers from a guarantee period that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal First Fortis program for the transfer of fixed account value are subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to First Fortis' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is
(1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal First Fortis program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unautho-rized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER

If the Annuitant or contract owner dies prior to the annuity commencement date, we will pay a death benefit. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named. The death benefit will equal the greater of:

(1) the sum of all purchase payments made (less all prior surrenders and previously-imposed surrender charges and prior negative Market Value Adjustments),

(2) the contract value as of the date used for valuing the death benefit, or

(3) the contract value (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

     (a) the date of death of either the contract owner or Annuitant, or

     (b) the date either first reaches his or her 75th birthday.

See Appendix B for Sample Death Benefit Calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The person entitled to the death benefit may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the death benefit payee selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the death benefit payee desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. Moreover, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 4% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1994. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS CREDITED      PURCHASE PAYMENT
   --------------------     ------------------
       Less than 1                  7%
At least 1 but less than 2          6%
At least 2 but less than 3          5%
At least 3 but less than 4          4%
At least 4 but less than 5          3%
At least 5 but less than 6          2%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by First Fortis and the following persons associated with First Fortis, if at the contract issue date they are (1) officers and directors (2) employees (3) spouses of any such persons or any of such persons' children.

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of First Fortis can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of First Fortis.

The contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to First Fortis. Certain retirement programs may require spousal consent to name or change a beneficiary. In addition, applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

In the event of the death of a contract owner or Annuitant prior to the annuity commencement date, the beneficiary will be determined as follows:

     - If upon the death of a contract owner there is one or more surviving contract owners, the surviving contract owner(s) will be the beneficiary (these override any other beneficiary designations).

     - If upon the death of a contract owner there are no surviving contract owners, and upon the death of the Annuitant, the beneficiary will be the beneficiary designated by the contract owner.

     - If there is no surviving beneficiary who has been designated by the contract owner, then the contract owner, or the contract owner's estate, will be the beneficiary.

REPORTS

We will mail to the contract owner (or to the person receiving payments during the annuity period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Series Fund, but not necessarily of the Variable Account or First Fortis.

RIGHTS RESERVED BY FIRST FORTIS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Series Fund or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of First Fortis, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

We and Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.


First Fortis paid a total of $1,108,526, $1,355,423 and $839,080 to Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999 respectively, $149,399 of which in 1997 and $101,176 in 1998 and $90,441 in 1999 was not reallowed to other broker dealers or exempt firms. In the distribution agreement, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.


First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. First Fortis or Fortis Investors may pay travel expenses that arise from these trips.


See the Notes to First Fortis' Financial Statements as to amounts it has paid to Fortis, Inc. and Fortis Benefits Insurance Company, affiliates of First Fortis for various services.


Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55125 and its mailing address is P.O. Box 64284, St. Paul, MN 55164. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $23,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract", there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution". Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you and your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FIRST FORTIS

First Fortis Life Insurance Company is an affiliate of the worldwide Fortis group of companies owned by Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium. The Company was originally organized under New York Insurance Law on August 12, 1971, and was acquired by the current owners on March 24, 1989, to enable the Fortis group of companies the ability to distribute their products to the New York State marketplace.

On October 1, 1991, First Fortis Life Insurance Company and its affiliate Fortis Benefits Insurance Company (the "Companies"), entered into an Asset Transfer and Acquisition Agreement (the "Agreement") with Mutual Benefit Life Insurance Company in Rehabilitation (MBL). Pursuant to the Agreement, the Companies acquired certain assets and assumed certain liabilities of MBL relating to the group life, accident and health, disability and dental insurance business of MBL. That portion of the business conducted in New York was assumed by First Fortis, while the remaining and more substantial portion of the business was assumed by Fortis Benefits Insurance Company. Fortis (NL) N.V. contributed $25 million in cash to the paid-in-capital of First Fortis on October 1, 1991 in connection with the acquisition.

GENERAL

We offer and sell insurance products, including fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of First Fortis' outstanding shares are owned by Fortis, Inc., One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.W. is 50% owned by Fortis (NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of First Fortis. This summary has been derived in part from the financial statements of First Fortis included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                       (IN THOUSANDS)                             1999        1998        1997        1996        1995
                       --------------                             ----        ----        ----        ----        ----
INCOME STATEMENT DATA
  Premiums..................................................    $ 59,477    $ 54,451    $ 51,846    $ 67,516    $ 81,201
  Net investment income.....................................       8,564       8,187       7,907       7,891       7,466
  Realized investment gains (losses)........................        (123)      1,436         361          (3)      2,683
  Other income..............................................       1,374       1,202         682         336         298
                                                                --------    --------    --------    --------    --------
     TOTAL REVENUES.........................................    $ 69,292    $ 65,276    $ 60,796    $ 75,740    $ 91,648
                                                                ========    ========    ========    ========    ========
  Benefits and expenses.....................................    $ 66,194    $ 61,477    $ 60,983    $ 75,596    $ 96,371
  Income tax expense (benefit)..............................       1,032       1,347         (63)        (39)     (1,563)
     Net income (loss)......................................       2,066       2,452        (124)        183      (3,160)
BALANCE SHEET DATA
  Total assets..............................................    $248,252    $217,502    $170,898    $142,742    $139,913
  Total liabilities.........................................     212,316     177,476     133,817     107,050     101,523
  Total shareholder's equity................................      35,936      40,026      37,081      35,692      38,390


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


1999 COMPARED TO 1998



REVENUES



First Fortis (the Company) life insurance premiums increased during 1999 as compared to 1998 due to strong group life sales. Group disability and dental sales account for the increase in accident and health premiums. Offsetting this is a decrease in the group medical premiums. This group medical premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $724,000 in premium inforce at December 31, 1999. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental and disability sales have caused the group accident and health premium mix to shift. Dental, disability income, and medical premium represented 48%, 46%, and 6%, respectively, of total group accident and health premium in 1999 compared to 44%, 41%, and 15%, respectively, in 1998.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.



BENEFITS



The ratio of 1999 life benefits to premium increased to 77% from 70% in 1998 due to more favorable 1998 mortality experience and higher life premium volumes. The decrease in accident and health benefits as a percent of premium to 80% in 1999 from 85% in 1998 is primarily due to improved experience in the group long-term disability claims.



EXPENSES



The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.



The Company's general and administrative expenses as a percent of premium remained relatively flat decreasing to 23.3% in 1999 from 23.7% in 1998. The Company continues to strive for improvements in the expense to gross revenue ratio while maintaining quality and timely services to the policyholders.



1998 COMPARED TO 1997



REVENUES



First Fortis (the "Company") life insurance premiums increased during 1998 as compared to 1997 due to strong group life sales. Accident and health premiums decreased during 1998 as compared to 1997. This accident and health premium decrease was substantially attributable to the Company's decision, effective January 1, 1996, to cease new sales of group medical policies. The Company continues to service the existing group medical business. The decision to effectively exit the group medical business has reduced annualized premiums associated with this line from $11.4 million inforce at January 1, 1997 to a $4.2 million in premium inforce at December 31, 1998. Accident and health premiums are principally composed of group accident and health coverages. The discontinuance of group medical sales and strong dental sales have caused the group accident and health premium mix to shift. The dental, disability income, and medical premium represented 44%, 41%, and 15%, respectively, of total group accident and health premium in 1998 compared to 39%, 39%, and 22%, respectively, in 1997.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS



1998 life benefits as compared to premium were lower than 1997 due to more favorable mortality experience, despite the fact that the aggregate amount of claims increased. The decrease in accident and health benefits in 1998 as compared to 1997 is primarily due to improved experience in the group medical products. Slightly offsetting this is a larger volume of new group long term disability claims.



EXPENSES



The Company continues to monitor its commission rate structures, and, as indicated by market conditions, periodically adjusts rates paid. Rates paid vary by product type, group size and duration.



The Company's general and administrative expenses as a percent of premium has decreased in 1998 from 1997 as a reflection of the Company's expense monitoring efforts.



MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities.



The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contract owners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contract owners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The liquidity requirements of the Company have been met by funds provided from operations, including investment income. Funds are principally used to provide for policy benefits, operating expenses, commissions and investment purchases. The impact of the declining inforce medical business has been considered in evaluating the Company's future liquidity needs. The Company expect its operating activities to continue to generate sufficient funds.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculation using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios which would require regulatory attention.



The Company has no long or short term debt. As of December 31, 1999, 99% of the Company's fixed maturity investments consisted of investment grade bonds. The Company does not expect this percentage to change significantly in the future.



REGULATION



The Company is subject to the laws and regulations established by the New York State Insurance Department governing insurance business conducted in New York State. Periodic audits are conducted by the New York Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.



YEAR 2000



Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, The Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.



State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team and the Company developed and executed a comprehensive plan (Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.

The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.



Costs. The Company will not incur any cost for the Year 2000 project since it is being paid for by affiliates of the Company.



Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition.



Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.



MARKET RISK


Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities.

The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

       - the election of the Board of Directors of the portfolios,

       - ratification of the selection of a portfolio's independent auditors,

       - the approval of the investment managers of a portfolio,

       - changes in fundamental investment policies of a portfolio, and

       - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

First Fortis and the Variable Account
Calculation of Annuity Payments
Postponement of Payments
Services
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FIRST FORTIS FINANCIAL STATEMENTS

The financial statements of First Fortis that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends, or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying balance sheets of First Fortis Life Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of operations, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with accounting standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Fortis Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ Ernst & Young LLP]

February 17, 2000
Minneapolis, Minnesota

BALANCE SHEETS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                     DECEMBER 31
                                                                ---------------------
                                                                  1999         1998
                                                                ---------    --------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$126,432; 1998--$125,787)........................    $ 121,212    $130,038
  Policy loans..............................................            1          --
  Short-term investments....................................        5,800         830
                                                                ---------    --------
                                                                  127,013     130,868
Cash and cash equivalents...................................        4,562       1,160
Receivables:
  Uncollected premiums, less allowance (1999 and
     1998--$100)............................................        3,097       3,538
  Reinsurance recoverable on unpaid and paid losses.........       31,634      28,458
  Other.....................................................        1,495         417
                                                                ---------    --------
                                                                   36,226      32,413
Accrued investment income...................................        2,095       1,895
Deferred policy acquisition costs...........................        4,353       3,148
Property and equipment at cost, less accumulated
  depreciation (1999--$2,287; 1998--$2,087).................          124         324
Deferred federal income taxes...............................        3,535       1,150
Goodwill, less accumulated amortization (1999--$414;
  1998--$368)...............................................          416         462
Assets held in separate accounts............................       69,928      46,082
                                                                ---------    --------
Total assets................................................    $ 248,252    $217,502
                                                                =========    ========

FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    DECEMBER 31
                                                                --------------------
                                                                  1999        1998
                                                                --------    --------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Life insurance.........................................    $ 34,165    $ 30,388
     Interest sensitive and investment products.............       3,487       6,267
     Accident and health....................................      70,852      68,206
                                                                --------    --------
                                                                 108,504     104,861
  Unearned revenues.........................................       9,834       8,535
  Other policy claims and benefits payable..................      12,247      11,084
  Income taxes payable......................................       1,213       2,017
  Other liabilities.........................................      10,590       4,897
  Liabilities related to separate accounts..................      69,928      46,082
                                                                --------    --------
Total policy reserves and liabilities.......................     212,316     177,476
Commitments and contingencies Shareholder's equity:
  Common stock, $20 par value:
     Authorized, issued and outstanding shares--100,000.....       2,000       2,000
  Additional paid-in capital................................      37,440      37,440
  Accumulated deficit.......................................        (124)     (2,190)
  Accumulated other comprehensive (loss) income.............      (3,380)      2,776
                                                                --------    --------
Total shareholder's equity..................................      35,936      40,026
                                                                --------    --------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $248,252    $217,502
                                                                ========    ========

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FIRST FORTIS LIFE INSURANCE COMPANY
(IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
REVENUES
Insurance operations:
  Life insurance premiums...................................    $24,765    $23,057    $19,158
  Interest sensitive and investment product policy
     charges................................................        214         71          4
  Accident and health insurance premiums....................     34,498     31,323     32,684
                                                                -------    -------    -------
                                                                 59,477     54,451     51,846
Net investment income.......................................      8,564      8,187      7,907
Net realized gains (losses) on investments..................       (123)     1,436        361
Other income................................................      1,374      1,202        682
                                                                -------    -------    -------
Total revenues..............................................     69,292     65,276     60,796
BENEFITS AND EXPENSES
Benefits to policyholders:
  Life insurance............................................     19,100     16,167     14,597
  Interest sensitive investment products....................        315        815        196
  Accident and health claims................................     27,585     26,616     29,090
                                                                -------    -------    -------
                                                                 47,000     43,598     43,883
Amortization of deferred policy acquisition costs...........        240       (106)       (56)
Insurance commissions.......................................      5,114      5,056      4,457
General and administrative expenses.........................     13,840     12,929     12,699
                                                                -------    -------    -------
Total benefits and expenses.................................     66,194     61,477     60,983
                                                                -------    -------    -------
Income (loss) before federal income taxes...................      3,098      3,799       (187)
Federal income taxes........................................      1,032      1,347        (63)
Net income (loss)...........................................    $ 2,066    $ 2,452    $  (124)
                                                                =======    =======    =======

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FIRST FORTIS LIFE INSURANCE COMPANY
(In thousands)

                                                                                          ACCUMULATED
                                                              ADDITIONAL                     OTHER
                                                     COMMON    PAID-IN     ACCUMULATED   COMPREHENSIVE
                                            TOTAL    STOCK     CAPITAL       DEFICIT     (LOSS) INCOME
                                           -------   ------   ----------   -----------   -------------
Balance, January 1, 1997.................  $35,691   $2,000    $37,440       $(4,518)       $   769
  Comprehensive income:
     Net loss............................     (124)     --          --          (124)            --
     Change in unrealized gains (losses)
       on investments, net...............    1,514      --          --            --          1,514
                                           -------
  Comprehensive income...................    1,390
                                           -------   ------    -------       -------        -------
Balance, December 31, 1997...............   37,081   2,000      37,440        (4,642)         2,283
  Comprehensive income:
     Net income..........................    2,452      --          --         2,452             --
     Change in unrealized gains on
       investments, net..................      493      --          --            --            493
                                           -------
  Comprehensive income...................    2,945
                                           -------   ------    -------       -------        -------
Balance, December 31, 1998...............   40,026   2,000      37,440        (2,190)         2,776
  Comprehensive loss:
     Net income..........................    2,066      --          --         2,066              -
     Change in unrealized gains (losses)
       on investments, net...............   (6,156)     --          --            --         (6,156)
                                           -------
  Comprehensive loss.....................   (4,090)
                                           -------   ------    -------       -------        -------
Balance, December 31, 1999...............  $35,936   $2,000    $37,440       $  (124)       $(3,380)
                                           =======   ======    =======       =======        =======

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FIRST FORTIS LIFE INSURANCE COMPANY
(In thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
OPERATING ACTIVITIES
Net income (loss)...........................................    $  2,066    $  2,452    $   (124)
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Provision for deferred taxes..............................         930         665      (1,338)
  Depreciation, amortization and accretion..................         330         299         707
  Loss on disposal of property and equipment................          --          12          --
  Net realized losses (gains) on investments................         123      (1,436)       (361)
  (Increase) decrease in uncollected premiums, accrued
     investment income and other............................        (837)       (390)      2,309
  Increase in reinsurance recoverable.......................      (3,176)     (8,694)     (5,033)
  (Decrease) increase in income taxes payable...............        (804)      1,106         883
  Amortization of policy acquisition costs..................         240        (106)        (56)
  Policy acquisition costs deferred.........................      (1,445)     (1,629)     (1,110)
  Increase in future policy benefit reserves, unearned
     revenues and other policy claims and benefits..........       8,894      13,922       1,769
  Increase (decrease) in other liabilities..................       5,693        (686)      1,533
                                                                --------    --------    --------
Net cash provided by (used in) operating activities.........      12,014       5,515        (821)
INVESTING ACTIVITIES
Purchases of fixed maturity investments.....................    (159,025)   (187,953)   (127,426)
Sales and repayments of fixed maturity investments..........     158,172     165,971     137,273
(Increase) decrease in short-term investments...............      (4,970)     10,867     (11,697)
Purchases of property and equipment.........................          --          --        (107)
                                                                --------    --------    --------
Net cash used in investing activities.......................      (5,823)    (11,115)     (1,957)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received...................................       2,875      13,661      10,679
  Surrenders and death benefits.............................      (5,941)    (15,075)     (2,152)
  Interest credited to policyholders........................         277         721         159
                                                                --------    --------    --------
Net cash (used in) provided by financing activities.........      (2,789)       (693)      8,686
Increase (decrease) in cash and cash equivalents............       3,402      (6,293)      5,908
Cash and cash equivalents at beginning of year..............       1,160       7,453       1,545
                                                                --------    --------    --------
Cash and cash equivalents at end of year....................    $  4,562    $  1,160    $  7,453
                                                                ========    ========    ========

                             See accompanying notes

NOTES TO FINANCIAL STATEMENTS
FIRST FORTIS LIFE INSURANCE COMPANY
DECEMBER 31, 1999

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES NATURE OF OPERATIONS

First Fortis Life Insurance Company (the Company) is a wholly-owned subsidiary of Fortis, Inc., which itself is a wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. Prior to April 30, 1997, First Fortis was wholly-owned by Fortis (B), while the other U.S. subsidiaries of Fortis (B) and Fortis (NL) N.V. operated under the holding company of Fortis, Inc. Upon regulatory approval by the New York State Insurance Department in April 1997, the Company became a wholly-owned subsidiary of Fortis, Inc. The Company was organized to enable the Fortis group of companies to distribute their products to the New York State marketplace. The Company's revenues are derived primarily from group employee benefits products. Effective January 1, 1996, the Company stopped offering its group medical products; however, the Company will continue to renew and service existing medical business, which represented $1,859,000, $4,648,000 and $7,297,000 of 1999, 1998 and 1997 of the accident and health premiums, respectively.


BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of SFAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.


The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which practices differ in certain respects from statutory accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance are recognized as revenue when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of

FIRST FORTIS LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 4.0% to 6.75% in 1999, 3.5% to 10.25% in 1998 and 3.5% to 10.0% in 1997.


Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissions Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity Valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.


Premiums for credit insurance included in life insurance premiums and accident and health insurance premiums are recognized as revenues when due over the estimated coverage period.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For credit life, disability and accident and health insurance products, such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments are classified as available-for-sale and carried at fair value.

Changes in fair values of available-for-sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs are reported as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Policy loans are reported at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Short term investments are at cost which approximates fair value.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $202,000, $341,000 and $446,000 at December 31, 1999, 1998 and 1997,
respectively.

GOODWILL
Goodwill represents the excess of the purchase price paid over net assets acquired in connection with the purchase of the shell of Metropolitan Life. Goodwill is amortized on a straight line basis over 18 years.

FIRST FORTIS LIFE INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations. Assets and liabilities associated with separate accounts relate to deposit and annuity considerations for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available for sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustments.

RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

FIRST FORTIS LIFE INSURANCE COMPANY

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED
                                                    COST          GAIN          LOSS       FAIR VALUE
                                                  ---------    ----------    ----------    ----------
DECEMBER 31, 1999
Governments.....................................  $ 83,070       $  212        $3,469       $ 79,813
Public utilities................................    11,494           --           360         11,134
Industrial and miscellaneous....................    31,868           15         1,618         30,265
                                                  --------       ------        ------       --------
Total...........................................  $126,432       $  227        $5,447       $121,212
                                                  ========       ======        ======       ========
DECEMBER 31, 1998
Governments.....................................  $ 18,770       $  437        $   14       $ 19,193
Public utilities................................    14,446          768           119         15,095
Industrial and miscellaneous....................    92,571        3,471           292         95,750
                                                  --------       ------        ------       --------
Total...........................................  $125,787       $4,676        $  425       $130,038
                                                  ========       ======        ======       ========

The amortized cost and fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are shown below (in thousands):

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $  1,517     $  1,520
Due after one year through five years.......................      31,077       30,502
Due after five years through ten years......................      47,662       45,531
Due after ten years.........................................      46,176       43,659
                                                                --------     --------
Total.......................................................    $126,432     $121,212
                                                                ========     ========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $502,000 and $525,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

Major categories of net investment income for each year were as follows (in thousands):

                                                                  1999       1998      1997
                                                                --------    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................    $  8,375    $8,108    $7,744
Short-term investments......................................         326       222       302
                                                                --------    ------    ------
                                                                   8,701     8,330     8,046
Expenses....................................................        (137)     (143)     (139)
                                                                --------    ------    ------
Net investment income.......................................    $  8,564    $8,187    $7,907
                                                                ========    ======    ======

All net realized gains (losses) on investments resulted from sales of fixed maturities.

FIRST FORTIS LIFE INSURANCE COMPANY

2.   INVESTMENTS (CONTINUED)
Proceeds from sales of investments were $157,672,000, $165,471,000 and $134,234,000 in 1999, 1998, and 1997, respectively. Gross gains of $738,000,
$1,757,000 and $1,136,000 and gross losses of $861,000, $321,000 and $775,000 were realized on the sales in 1999, 1998 and 1997, respectively.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, were as follows (in thousands):


                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $(9,348)      $ 3,272      $(6,076)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................        (123)           43          (80)
                                                                -------       -------      -------
Other comprehensive loss...................................     $(9,471)      $ 3,315      $(6,156)
                                                                =======       =======      =======
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $ 2,194       $  (768)     $ 1,426
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (1,436)          503         (933)
                                                                -------       -------      -------
Other comprehensive income.................................     $   758       $  (265)     $   493
                                                                =======       =======      =======
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................     $ 2,766       $(1,017)     $ 1,749
  Reclassification adjustment for gains (losses) realized
     in net income.........................................        (361)          126         (235)
                                                                -------       -------      -------
Other comprehensive income.................................     $ 2,405       $  (891)     $ 1,514
                                                                =======       =======      =======


3.   LEASES
The Company leases office space under operating lease arrangements that have various renewal options and are subject to escalation clauses for real estate taxes and operating expenses. Rent expense was $915,000, $789,000 and $661,000 in 1999, 1998 and 1997, respectively. Future minimum payments required under operating lease arrangements that have initial or noncancelable terms in excess of one year or more are: 2000--$632,000, 2001--$638,000, 2002--$629,000,
2003--$604,000, 2004--$610,000, and thereafter $429,000.

FIRST FORTIS LIFE INSURANCE COMPANY

4.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                   YEAR ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
Balance as of January 1, net of reinsurance recoverables....    $62,540    $60,498    $61,482
Add: Incurred losses related to:
  Current year..............................................     18,907     16,816     25,424
  Prior years...............................................      8,678      9,800      3,666
                                                                -------    -------    -------
Total incurred losses.......................................     27,585     26,616     29,090
Deduct: Paid losses related to:
  Current year..............................................     14,717     11,639     15,393
  Prior year................................................     11,620     12,935     14,681
                                                                -------    -------    -------
Total paid losses...........................................     26,337     24,574     30,074
                                                                -------    -------    -------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $63,788    $62,540    $60,498
                                                                =======    =======    =======

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

As discussed in Note 1, the Company stopped offering group medical products in 1996 but continues to service and renew existing business, resulting in lower incurred and paid loss activity on the group medical products for the years ended December 31, 1999, 1998 and 1997.


The 1999, 1998 and 1997 claims incurred related to prior years is principally additional payments and increases to the discounted accident and health reserves based on actual experience of claims liabilities through the current year.



The liability for unpaid accident and health claims includes $59,535,000, $59,339,000 and $55,956,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.


5.   FEDERAL INCOME TAXES
As of May 1, 1997, the Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

FIRST FORTIS LIFE INSURANCE COMPANY

5.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  DECEMBER 31
                                                                ----------------
                                                                 1999      1998
                                                                ------    ------
Deferred tax assets:
  Reserves..................................................    $1,315    $  473
  Separate account assets/liabilities.......................       727     1,545
  Unrealized losses.........................................     1,827        --
  Alternative minimum tax credit carryforward...............        --       308
  Net operating loss carryforward...........................        --       557
  Other.....................................................       207        19
                                                                ------    ------
Total deferred tax assets...................................     4,076     2,902
Deferred tax liabilities:
  Deferred policy acquisition costs.........................       494       213
  Unrealized gains..........................................        --     1,487
  Other.....................................................        47        52
                                                                ------    ------
Total gross deferred tax liabilities........................       541     1,752
                                                                ------    ------
Net deferred tax asset......................................    $3,535    $1,150
                                                                ======    ======

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999      1998     1997
                                                                ------    ------    ----
Current.....................................................    $  102    $  889    $(35)
Deferred....................................................       930       458     (28)
                                                                ------    ------    ----
                                                                $1,032    $1,347    $(63)
                                                                ======    ======    ====

Federal income tax payments and refunds resulted in net payments of $906,000 and $382,000 in 1999 and 1997, respectively, and net refunds of $424,000 in 1998.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999     1998     1997
                                                                -----    -----    -----
Statutory income tax rate...................................     35.0%    35.0%    35.0%
Other, including provision for prior year adjustments.......     (1.7)      .4     (1.3)
                                                                -----    -----    -----
                                                                 33.3%    35.4%    33.7%
                                                                =====    =====    =====


At December 31, 1999, the Company has fully utilized all net operating loss, capital loss, and alternative minimum tax credit carryforwards.


6.   REINSURANCE
The maximum amounts that the Company retains on any one life are $500,000 for group life; $250,000 for group accidental death; $2,000 net monthly benefit for long-term disability; from 10% to 100% of possible benefits payable under credit life and credit disability insurance; and none of a closed block of individual life business. Amounts in

FIRST FORTIS LIFE INSURANCE COMPANY

6.   REINSURANCE (CONTINUED)
excess of these limits are reinsured with various insurance companies on a yearly renewable term, coinsurance or other basis.

In the second quarter of 1996, the Company received approval from the New York State Insurance Department for a reinsurance agreement with the Fortis Benefits Insurance Company ("Fortis Benefits"), an affiliate. The agreement, which became effective as of January 1, 1996, decreased the Company's long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has ceded $6,580,000, $5,601,000 and $5,742,000 of premium to Fortis Benefits in 1999,
1998 and 1997, respectively. Fortis Benefits has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from the Company. In the future, the agreement is expected to reduce the variability of financial results for this product line.

Future policy benefits and other policy claims and benefits payable are reported gross of reinsurance. The reinsured portion of future policy benefits and other policy claims and benefits payable are $31,634,000 and $28,458,000 in 1999 and 1998, respectively.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 5,001    $ 5,343    $ 3,249
Accident and health insurance...............................     11,186     11,343      8,768
                                                                -------    -------    -------
                                                                $16,187    $16,686    $12,017
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999      1998       1997
                                                                ------    -------    -------
Life insurance..............................................    $2,571    $ 1,740    $ 1,628
Accident and health insurance...............................     5,522      3,504      2,310
                                                                ------    -------    -------
                                                                $8,093    $ 5,244    $ 3,938
                                                                ======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

7.   DIVIDEND RESTRICTIONS
The Company is subject to insurance regulatory restrictions that limit cash dividends which can be paid from the Company to its Parent. All dividends require prior approval by the New York State Insurance Department.

8.   REGULATORY ACCOUNTING REQUIREMENTS
The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from company to company within a state, and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. At this time the State of New York has not decided

FIRST FORTIS LIFE INSURANCE COMPANY

8. REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED) whether to adopt or not to adopt Codification. Therefore, management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income (loss) and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                        SHAREHOLDER'S
                                                            NET INCOME (LOSS)               EQUITY
                                                        --------------------------    ------------------
                                                         1999      1998      1997      1999       1998
                                                        ------    ------    ------    -------    -------
Based on statutory accounting practices.............    $1,793    $1,177    $ (296)   $30,419    $28,782
Deferred policy acquisition costs...................     1,356     1,764     1,180      4,353      3,148
Deferred and uncollected premiums...................        59      (323)      246        156         97
Policy reserves.....................................       555      (269)     (660)       204       (361)
Investment valuation difference.....................                  --       (47)    (5,220)     4,250
Realized gains (losses) on investments..............       (80)      896       235         --         --
Amortization of goodwill............................       (46)      (46)      (46)       416        462
Income taxes........................................      (930)     (458)       28      2,440         55
Pension.............................................       (84)      (19)     (275)      (405)      (321)
Amortization of IMR.................................      (383)     (347)     (348)        --         --
Interest Maintenance Reserve........................        --        --        --      1,975      2,438
Asset Valuation Reserve.............................        --        --        --        928        814
Property and equipment..............................        --        --        --         61        164
Agents balances.....................................        --        --        --        486        300
Other...............................................      (174)       77      (141)       123        198
                                                        ------    ------    ------    -------    -------
As reported herein..................................    $2,066    $2,452    $ (124)   $35,936    $40,026
                                                        ======    ======    ======    =======    =======

9.   TRANSACTIONS WITH AFFILIATED COMPANIES
The Company received various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investments, information systems, actuarial and other administrative functions. The fees paid for these services for years ended December 31, 1999, 1998 and 1997, were $1,541,000, $1,712,000 and $2,568,000, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

10. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

For short-term investments, the carrying amount is a reasonable estimate of fair value. The carrying amount of policy loans reported in the balance sheet approximates fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value.

Separate account assets and liabilities are reported at their estimated fair value in the Balance Sheet.

FIRST FORTIS LIFE INSURANCE COMPANY

10. FAIR VALUE DISCLOSURES (CONTINUED)
The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                                DECEMBER 31,          DECEMBER 31,
                                                                    1999                  1998
                                                             -------------------   -------------------
                                                             CARRYING     FAIR     CARRYING     FAIR
                                                              AMOUNT     VALUE      AMOUNT     VALUE
                                                             --------   --------   --------   --------
                                                                          (IN THOUSANDS)
Assets:
  Investments:
  Securities available-for-sale:
  Fixed maturities.........................................  $121,212   $121,212   $130,038   $130,038
  Short-term investments...................................     5,800      5,800        830        830
  Cash.....................................................     4,562      4,562      1,160      1,160
  Policy loans.............................................         1          1         --         --
  Assets held in separate accounts.........................    69,928     69,928     46,082     46,082
Liabilities:
  Individual and group annuities (subject to discretionary
     withdrawal)...........................................     5,516      5,231      8,435      8,097
  Liabilities related to Separate Accounts.................    69,928     69,928     46,082     46,082

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, Inc., which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. As a matter of policy, pension costs are funded as they accrue and vested benefits are fully funded. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to $20,000, $52,000 and $61,000 for 1999, 1998 and 1997,
respectively.

The Company has a contributory profit sharing plan, sponsored by Fortis, Inc., covering employees and certain agents who meet eligibility requirements as to age and length of service. The Company matches 200% up to 3% of the employee's contribution. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The amount expensed was approximately $133,000, $124,000 and $122,000 for 1999, 1998 and
1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis, Inc. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

12. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

FIRST FORTIS LIFE INSURANCE COMPANY

13. YEAR 2000 (UNAUDITED)

The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The Company is not incurring any cost for the Year 2000 project since it is being paid for by affiliates of the Company.



As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this report, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                    1 + .08           60/12
$10,000 X       ---------------                - 1         = $354.57
           [(   1 + .07 + .0025  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08           60/12
$10,000 X       ---------------                - 1         = -$559.14
           [(   1 + .09 + .0025  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                     1 + .08            60/12
$10,000 X       -----------------                - 1         = $0
           [(   1 + .0775 + .0025  )                  ]

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $32,000      $32,000      $32,000
  b. Contract Value on Date of Death                             $20,000      $36,000      $25,000
  c. 1 Year Ratchet Option Value                                 $35,000      $36,000      $31,000
Death Benefit is larger of a, b, and c                           $35,000      $36,000      $32,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY:                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $34,000      $34,000      $34,000
  b. Contract Value on Date of Death                             $38,000      $38,000      $28,000
  c. 1 Year Ratchet Option Value                                 $38,000      $40,000      $33,000
Death Benefit is larger of a, b, and c                           $38,000      $40,000      $34,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY:                 ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $36,000      $36,000      $36,000
  b. Contract Value on Date of Death                             $39,000      $34,000      $31,000
  c. 1 Year Ratchet Option Value                                 $39,000      $37,000      $32,000
Death Benefit is larger of a, b, and c                           $39,000      $37,000      $36,000

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus The annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


------------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                          1.35%
------------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                            0.66%
------------------------------------------------------------------------------------
     =   Total Expense Rate                                              2.07%
------------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X .0201 = $20.10



Year 2 Beginning Policy Value = $1029.90


Year 2 Expense = 1029.90 X .0201 = $20.70



Year 3 Beginning Policy Value = $1060.69


Year 3 Expense = 1060.69 X .0201 = $21.32


So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to:

     $20.10 + $20.70 + $21.32 = $62.12.


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge (Initial 10% Free Surrender Percentage X Premium - Withdrawal) = Charge
     0.06 X ($1000.00 - $100.00) = $54.00


So the total expense if surrendered is $62.12 + $54.00 = $107.12.

                            FLEXIBLE PREMIUM DEFERRED
                COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                             (MASTERS AND MASTERS +)

                                    Issued by

                       FIRST FORTIS LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for contracts under flexible premium deferred combination variable and fixed annuity contracts ("Contracts"), dated May 1, 2000. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2000, mailing address: P.O. Box 64272, St. Paul, MN 55164 or First Fortis Life Insurance Company ("First Fortis") 1-800-745-8248, mailing address:
P. O. Box 3249, Syracuse, NY 13220. You have the option of receiving benefits under a Contract through First Fortis' Variable Account A or through First Fortis' Fixed Account.

TABLE OF CONTENTS

First Fortis and the Variable Account........................................2
Calculation of Annuity Payments..............................................2
Postponement of Payments.....................................................3
Services.....................................................................3
  o Safekeeping of Variable Account Assets...................................3
  o Experts..................................................................3
  o Principal Underwriter ...................................................4
Limitation on Allocations....................................................4
Change of Investment Adviser or Investment Policy............................4
Taxation Under Certain Retirement Plans......................................4
Withholding..................................................................8
Variable Account Financial Statements........................................9
Appendix A -- Performance Information......................................A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FIRST FORTIS AND THE VARIABLE ACCOUNT

First Fortis Life Insurance Company, the issuer of the Contracts, is a New York corporation qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc. Fortis Inc. is a corporation based in New York, which manages the United States operations of Fortis (NL) N.V. and Fortis (B). Fortis, Inc. is wholly-owned by Fortis International, Inc., which is in turn wholly-owned by Sycamore Insurance Holding N.V. The latter is 50% owned by Fortis (NL) N.V. and 50% owned, through certain subsidiaries, by Fortis (B).

Fortis (NL) N.V. is a publicly-traded, multi-national insurance and financial services group headquartered in The Netherlands. Fortis (NL) N.V. is an international financial services firm that has been in business since 1847. It is one of the largest holding companies in Europe with subsidiary companies in twelve countries on four continents. Fortis (NL) N.V. is the third largest insurance company in The Netherlands. Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium. Fortis (NL) N.V. and Fortis (B) have combined assets of approximately $406 billion.

The assets allocated to the Variable Account are the exclusive property of First Fortis. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of First Fortis by the Securities and Exchange Commission. First Fortis may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Contracts and other variable annuity contracts issued by First Fortis. First Fortis may from time to time transfer to its General Account any of such excess amounts.

Best's Insurance Reports assigned First Fortis a rating of A (Excellent) for financial position and operating performance. First Fortis has a rating of AA-from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA-offer "very strong financial strength." These ratings represent such rating agencies' independent opinion of First Fortis' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by First Fortis. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value, after any Market Value Adjustment, is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

Annuity Units. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option -- Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% (3% for the Opportunity +) assumed interest rate used in the annuity tables of the Contract.

Variable Annuity Payments. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. We will make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by First Fortis at its Home Office.

However, First Fortis may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for First Fortis to determine the investment experience for the Contract, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by First Fortis. The assets of the Variable Account are kept segregated and held separate and apart from First Fortis' other assets. Fortis Advisers, Inc., an affiliate of First Fortis, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Variable Account.

EXPERTS

The financial statements of First Fortis Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the statements of net assets of First Fortis Life Insurance Company Variable Account A at December 31, 1999 and the related statements of changes in net assets for each of the two years in the period ended December 31, 1999, appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. Contracts generally will be issued for Annuitants from ages zero to ninety.

LIMITATIONS ON ALLOCATIONS

Under the Contract, First Fortis reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, First Fortis has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series' Portfolios: a Contract Owner may not invest, allocate, transfer or exchange Contract Value into any Subaccount if the value allocated to the Subaccount under the Contract (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. First Fortis reserves the right to modify these procedures at any time.

CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, and subject to Fortis Advisers, Inc.'s right to terminate its investment advisory arrangements with Fortis Series, neither the investment adviser nor any investment policy may be changed without the consent of First Fortis. No investment policy will be changed unless a statement of change is filed with and approved by the Insurance Commissioner of the State of New York. The Contract Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change which has been approved. You will be notified of an investment policy change prior to its implementation by the Variable Account if your comment or vote is required for such change.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

Purchase Payments. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

Taxation of Distributions. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

Required Distributions. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner or Payee in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

Tax-Free Exchanges and Rollovers. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

Purchase Payments. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

Taxation of Distributions. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

Required Distributions. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

Tax-Free Rollovers. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

Required Distributions. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

Tax-Free Rollovers. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, n not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or

15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $10,500 in 2000, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

Taxation of Distributions. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.


Required Distributions. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(P) SIMPLE IRA PLANS

Purchase Payments: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

Taxation of distributions: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participant in the employer"s SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

Required Distributions: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

Tax-Free Rollovers: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer"s SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

Purchase Payments. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

Required Distributions. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

Tax-Free Transfers. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


WITHHOLDING

Annuity payments and other amounts received under Contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special

"backup withholding" rules may require First Fortis to disregard the recipient's election if the recipient fails to supply First Fortis with a "TIN" or taxpayer identification number (social security number for individuals, or if the Internal Revenue Service notifies First Fortis that the TIN provided by the recipient is incorrect.

OTHER INFORMATION

First Fortis relies upon a SEC no-action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.


VARIABLE ACCOUNT FINANCIAL STATEMENTS

                         Report of Independent Auditors


Board of Directors
First Fortis Life Insurance Company

We have audited the accompanying individual and combined statement of net assets of the segregated subaccounts of First Fortis Life Insurance Company Variable Account A (comprised of, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts; the Alliance Variable Product's Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities Fund II, High Income Fund II, Utility Series and American Leader Series Subaccounts; the Lexington Funds, Inc.'s Natural Resources and Emerging Markets Subaccounts; the MFS Variable Insurance Trust's Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Funds' Emerging Markets and Growth Subaccounts; the Strong Variable Annuity Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Capital Appreciation Subaccount; the Van Eck Worldwide Ins. Trust's Worldwide Bond Fund and Hard Assets Subaccounts; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) as of December 31, 1999, and the related statements of changes in net assets for each of the two years in the periods indicated therein. These financial statements are the responsibility of the management of First Fortis Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual and combined portfolio subaccounts of First Fortis Life Insurance Company Variable Account A at December 31, 1999, and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP
Minneapolis, Minnesota
March 29, 2000

                       First Fortis Life Insurance Company
                               Variable Account A

                             Statement of Net Assets

                                December 31, 1999


                                                                                                      NET ASSET VALUE
                                                                                                       FOR VARIABLE
                                                                          NET ASSETS   ACCUMULATION       ANNUITY
                                                                          AT MARKET        UNITS       CONTRACTS PER
                                                SHARES         COST         VALUE       OUTSTANDING  ACCUMULATION UNIT
                                                ------         ----         -----       -----------  -----------------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                  68,837    $  2,473,946  $  3,107,198      524,451        $  5.92
   U.S. Government Securities                   126,467       1,358,765     1,280,626       71,856          17.82
   Money Market                                 112,978       1,261,248     1,265,527      797,681           1.59
   Asset Allocation                             154,973       3,035,643     3,530,486      899,847           3.92
   Diversified Income                           138,539       1,654,163     1,511,141      756,563           2.00
   Global Growth                                 73,848       1,563,218     2,564,136       76,906          33.34
   Aggressive Growth                            105,879       1,648,157     3,577,645      109,482          32.68
   Growth & Income                              438,428       8,639,074     9,619,194      404,608          23.77
   High Yield                                   201,639       2,123,456     1,833,540      143,241          12.80
   Global Asset Allocation                      133,246       1,868,188     1,754,886      108,668          16.15
   Global Bond                                   32,613         360,484       334,716       27,683          12.09
   International Stock                          157,161       2,321,042     2,818,678      143,002          19.71
   Value                                        181,922       2,512,392     2,847,334      179,372          15.87
   S & P 500                                    585,199      10,163,765    13,261,192      602,466          22.01
   Blue Chip Stock                              324,215       5,410,543     7,111,530      329,701          21.57
   Mid Cap Stock                                 35,361         327,598       377,688       35,840          10.54
   Large Cap Growth                             242,863       3,039,448     3,655,917      247,782          14.75
   Small Cap Value                               66,045         644,594       673,956       63,233          10.66
Investments in Alliance Variable Product:
   Money Market                               1,561,303       1,561,979     1,561,303      132,121          11.82
   International                                  4,288          67,365        93,392        5,496          16.99
   Premier Growth                                25,226         721,247     1,020,408       33,428          30.53
Investments in SAFECO Resource Series:
   Growth                                         5,817         137,975       130,888        8,206          15.95
   Equity                                        13,390         387,168       415,361       25,264          16.44
Investments in Federated Insurance Series:
   U.S. Government Securities Fund II             8,980          95,632        94,823        8,352          11.35
   High Income Fund II                           11,164         114,844       114,317        8,824          12.96
   Utility Series                                 4,032          57,341        57,856        3,717          15.57
   American Leaders Series                          263           5,219         5,467          293          18.66
Investments in Lexington Funds, Inc.:
   Natural Resources                                655           8,254         8,196          701          11.69
   Emerging Markets                               1,008           5,191        12,917          958          13.48
Investments in MFS Variable Insurance Trust:
   Emerging Growth                               11,154         257,988       423,182       13,085          32.34
   High Income                                   16,284         190,122       187,100       14,395          13.00
   World Government                               2,432          24,432        24,392        2,283          10.68

                       First Fortis Life Insurance Company
                               Variable Account A

                       Statement of Net Assets (continued)




                                                                                                      NET ASSET VALUE
                                                                                                       FOR VARIABLE
                                                                           NET ASSETS   ACCUMULATION       ANNUITY
                                                                           AT MARKET        UNITS       CONTRACTS PER
                                                SHARES         COST          VALUE       OUTSTANDING  ACCUMULATION UNIT
                                                ------     ------------   -----------    -----------  -----------------
Investments in Montgomery Variable Funds:
   Emerging Markets                               5,267    $     45,148   $    57,200        5,326         $10.74
   Growth                                         8,547         143,214       157,171        7,858          20.00
Investments in Strong Variable Annuity
   Funds:
   Discovery II                                     983          10,507        11,191          897          12.48
   International II                              10,104         121,710       165,408       10,345          15.99
Investments in American Century Investments:
   VP Balanced                                   11,191          85,327        87,180        5,462          15.96
   VP Capital Appreciation                        2,604          28,653        38,649        2,674          14.45
Investments in Van Eck Worldwide Ins. Trust:
Worldwide Bond Fund                               2,446          26,519        26,146        2,419          10.81
   Hard Assets                                       63             641           687           85           8.08
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                      2,827          38,817        37,430        3,395          11.03
   AMT Partners                                   2,308          43,876        45,332        3,250          13.95
Investments in INVESCO, Inc.:
   Health & Sciences                              5,979          82,870        95,782        5,857          16.35
   Industrial Income                                675          12,789        14,192          891          15.93
   Technology                                    31,289         782,246     1,161,744       31,469          36.92
                                                           ------------   -----------    ---------
Total Net Assets                                           $ 55,462,798   $67,173,104    5,859,433
                                                           ============   ===========    =========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999


                                                                   FORTIS
                                                      FORTIS        U.S.        FORTIS       FORTIS        FORTIS
                                                      GROWTH     GOVERNMENT      MONEY        ASSET     DIVERSIFIED
                                                       STOCK     SECURITIES     MARKET     ALLOCATION      INCOME
                                                    ----------   ----------   ----------   ----------   ----------
OPERATIONS
Dividend income                                     $  658,079   $   82,851   $   39,992   $  323,597   $  104,687
Mortality and expense and administrative charges       (29,299)     (19,603)     (13,524)     (44,393)     (20,159)
Net realized gain (loss) on investments                 13,433      (25,956)       5,910       28,625      (14,291)
Net change in unrealized appreciation
   (depreciation) of investments                       444,882      (90,279)       3,239      212,643     (129,005)
                                                    ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations                                   1,087,095      (52,987)      35,617      520,472      (58,768)
CAPITAL TRANSACTIONS
Purchase of Variable Account units                     307,442      660,993    2,490,170      586,166      524,444
Redemption of Variable Account units                  (155,362)    (658,565)  (1,762,016)    (504,841)    (205,727)
Redemptions for mortality and expense and
   administrative charges                               29,299       19,603       13,524       44,393       20,159
                                                    ----------   ----------   ----------   ----------   ----------
Net increase (decrease) from capital transactions      181,379       22,031      741,678      125,718      338,876
Net assets at beginning of year                      1,838,724    1,311,582      488,232    2,884,296    1,231,033
                                                    ----------   ----------   ----------   ----------   ----------
Net assets at end of year                           $3,107,198   $1,280,626   $1,265,527   $3,530,486   $1,511,141
                                                    ==========   ==========   ==========   ==========   ==========


                                                       FORTIS       FORTIS       FORTIS
                                                       GLOBAL     AGGRESSIVE    GROWTH &      FORTIS
                                                       GROWTH       GROWTH       INCOME     HIGH YIELD
                                                     ----------   ----------   ----------   ----------
OPERATIONS
Dividend income                                      $   45,785   $   72,968   $  585,903   $  174,945
Mortality and expense and administrative charges        (24,549)     (27,945)    (116,367)     (25,525)
Net realized gain (loss) on investments                  38,023      169,219       28,994      (42,739)
Net change in unrealized appreciation
   (depreciation) of investments                        844,924    1,623,099      202,027     (188,482)
                                                     ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations                                      904,183    1,837,341      700,557      (81,801)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                      261,610      557,863    2,374,294      588,725
Redemption of Variable Account units                   (240,845)    (519,910)    (672,957)    (399,710)
Redemptions for mortality and expense and
   administrative charges                                24,549       27,945      116,367       25,525
                                                     ----------   ----------   ----------   ----------
Net increase (decrease) from capital transactions        45,314       65,898    1,817,704      214,540
Net assets at beginning of year                       1,614,639    1,674,406    7,100,933    1,700,801
                                                     ----------   ----------   ----------   ----------
Net assets at end of year                            $2,564,136   $3,577,645   $9,619,194   $1,833,540
                                                     ==========   ==========   ==========   ==========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                       FORTIS
                                                       GLOBAL       FORTIS       FORTIS
                                                        ASSET       GLOBAL   INTERNATIONAL    FORTIS        FORTIS
                                                     ALLOCATION      BOND        STOCK         VALUE       S&P 500
                                                     ----------   --------    ----------    ----------   -----------
OPERATIONS
Dividend income                                      $  127,198   $ 12,338    $    3,408    $    1,985   $     1,790
Mortality and expense and administrative charges        (22,683)    (3,576)      (32,871)      (36,317)     (136,951)
Net realized gain (loss) on investments                  (2,653)    (2,763)       23,460        14,225       136,910
Net change in unrealized appreciation
   (depreciation) of investments                       (147,788)   (29,538)      502,514       199,082     2,114,919
                                                     ----------   --------    ----------    ----------   -----------
Net increase (decrease) in net assets resulting
   from operations                                      (45,926)   (23,539)      496,511       178,975     2,116,668

CAPITAL TRANSACTIONS
Purchase of Variable Account units                      395,040    226,336       614,784       434,572     5,836,816
Redemption of Variable Account units                   (122,632)   (69,761)     (353,974)     (178,436)   (2,028,636)
Redemptions for mortality and expense and
   administrative charges                                22,683      3,576        32,871        36,317       136,951
                                                     ----------   --------    ----------    ----------   -----------
Net increase (decrease) from capital transactions       295,091    160,151       293,681       292,453     3,945,131
Net assets at beginning of year                       1,505,721    198,104     2,028,486     2,375,906     7,199,393
                                                     ----------   --------    ----------    ----------   -----------
Net assets at end of year                            $1,754,886   $334,716    $2,818,678    $2,847,334   $13,261,192
                                                     ==========   ========    ==========    ==========   ===========

                                                        FORTIS     FORTIS      FORTIS       FORTIS
                                                      BLUE CHIP    MID CAP    LARGE CAP    SMALL CAP
                                                        STOCK       STOCK       GROWTH       VALUE
                                                     ----------   --------    ----------    --------
OPERATIONS
Dividend income                                      $  101,380   $    379    $   59,457    $ 28,436
Mortality and expense and administrative charges        (82,191)    (3,267)      (31,800)     (5,921)
Net realized gain (loss) on investments                  68,448      1,578        13,066       4,028
Net change in unrealized appreciation
   (depreciation) of investments                        928,761     35,684       455,213      18,445
                                                     ----------   --------    ----------    --------
Net increase (decrease) in net assets resulting
   from operations                                    1,016,398     34,374       495,936      44,988

CAPITAL TRANSACTIONS
Purchase of Variable Account units                    1,511,018    232,277     2,232,655     471,590
Redemption of Variable Account units                   (426,748)   (19,587)     (167,849)    (71,697)
Redemptions for mortality and expense and
   administrative charges                                82,191      3,267        31,800       5,921
                                                     ----------   --------    ----------    --------
Net increase (decrease) from capital transactions     1,166,461    215,957     2,096,606     405,814
Net assets at beginning of year                       4,928,671    127,357     1,063,375     223,154
                                                     ----------   --------    ----------    --------
Net assets at end of year                            $7,111,530   $377,688    $3,655,917    $673,956
                                                     ==========   ========    ==========    ========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999



                                            ALLIANCE                    ALLIANCE
                                             MONEY      ALLIANCE         PREMIER      SAFECO      SAFECO
                                             MARKET   INTERNATIONAL      GROWTH       GROWTH      EQUITY
                                          ----------  -------------    ----------    --------    --------
OPERATIONS
Dividend income                           $   58,009      $ 2,723      $   13,451    $      -    $ 22,050
Mortality and expense and
   administrative charges                     (5,560)        (343)         (4,234)       (569)     (1,939)
Net realized gain (loss) on investments            -        1,284          99,303     (25,951)     19,907
Net change in unrealized appreciation
   (depreciation) of investments                (676)      23,336         162,829      33,928      (6,658)
                                          ----------      -------      ----------    --------    --------
Net increase (decrease) in net assets
   resulting from operations                  51,773       27,000         271,349       7,408      33,360

CAPITAL TRANSACTIONS
Purchase of Variable Account units         6,412,996        5,992         408,237      45,558     167,186
Redemption of Variable Account units      (5,565,770)     (18,859)       (421,830)   (139,622)   (158,118)
Redemptions for mortality and expense
   and administrative charges                  5,560          343           4,234         569       1,939
                                          ----------      -------      ----------    --------    --------
Net increase (decrease) from capital
   transactions                              852,786      (12,524)         (9,359)    (93,495)     11,007
Net assets at beginning of year              656,744       78,916         758,418     216,975     370,994
                                          ----------      -------      ----------    --------    --------
Net assets at end of year                 $1,561,303      $93,392      $1,020,408    $130,888    $415,361
                                          ==========      =======      ==========    ========    ========

                                            FEDERATED
                                              U.S.       FEDERATED
                                           GOVERNMENT      HIGH                    FEDERATED   LEXINGTON
                                           SECURITIES     INCOME     FEDERATED     AMERICAN     NATURAL
                                             FUND II      FUND II    UTILITY II   LEADERS II   RESOURCES
                                             -------     --------    ----------   ----------   ---------
OPERATIONS
Dividend income                              $ 2,176     $  6,873      $ 2,915   $     6,668    $   35
Mortality and expense and
   administrative charges                       (317)      (1,017)        (194)         (461)      (14)
Net realized gain (loss) on investments          (32)      24,461            9        (6,933)       (3)
Net change in unrealized appreciation
   (depreciation) of investments              (2,168)     (25,787)      (1,924)       (6,442)      (59)
                                             -------     --------      -------   -----------    ------
Net increase (decrease) in net assets
   resulting from operations                    (341)       4,530          806        (7,168)      (41)

CAPITAL TRANSACTIONS
Purchase of Variable Account units            52,909      519,444       21,943     1,984,362     8,606
Redemption of Variable Account units          (4,432)    (871,714)      (5,372)   (2,036,247)     (383)
Redemptions for mortality and expense
   and administrative charges                    317        1,017          194           461        14
                                             -------     --------      -------   -----------    ------
Net increase (decrease) from capital
   transactions                               48,794     (351,253)      16,765       (51,424)    8,237
Net assets at beginning of year               46,370      461,040       40,285        64,059         -
                                             -------     --------      -------   -----------    ------
Net assets at end of year                    $94,823     $114,317      $57,856   $     5,467    $8,196
                                             =======     ========      =======   ===========    ======

See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                        LEXINGTON        MFS        MFS         MFS        MONTGOMERY
                                        EMERGING      EMERGING     HIGH        WORLD        EMERGING
                                         MARKETS       GROWTH     INCOME     GOVERNMENT     MARKETS
                                        -------      --------    --------     -------       -------
OPERATIONS
Dividend income                         $    40      $      -    $ 35,219     $     -       $     5
Mortality and expense and
   administrative charges                   (34)         (811)     (1,378)        (31)         (133)
Net realized gain (loss) on
   investments                               70        13,660      10,246           5         1,695
Net change in unrealized
   appreciation (depreciation) of         7,192       136,499     (21,397)        (40)       15,373
   investments
                                        -------      --------    --------     -------       -------
Net increase (decrease) in net
   assets                                 7,268       149,348      22,690         (66)       16,940
   resulting from operations
CAPITAL TRANSACTIONS
Purchase of Variable Account units            -       211,509     429,977      25,477        51,098
Redemption of Variable Account units       (247)      (66,446)   (799,852)     (1,050)      (26,932)
Redemptions for mortality and
   expense and administrative charges        34           811       1,378          31           133
                                        -------      --------    --------     -------       -------
Net increase (decrease) from capital
   transactions                            (213)      145,874    (368,497)     24,458        24,299
Net assets at beginning of year           5,862       127,960     532,907           -        15,961
                                        -------      --------    --------     -------       -------
Net assets at end of year               $12,917      $423,182    $187,100     $24,392       $57,200
                                        =======      ========    ========     =======       =======

                                                                                   AMERICAN    AMERICAN
                                                                       STRONG       CENTURY     CENTURY
                                         MONTGOMERY      STRONG    INTERNATIONAL      VP       VP CAPITAL
                                           GROWTH     DISCOVERY II      II         BALANCED   APPRECIATION
                                          --------    ------------ -------------   --------   ------------
OPERATIONS
Dividend income                           $  2,144      $ 2,814      $    228      $ 3,799      $     -
Mortality and expense and
   administrative charges                     (785)         (72)         (306)        (176)         (45)
Net realized gain (loss) on
   investments                               3,423       (1,603)       11,259         (316)          64
Net change in unrealized
   appreciation (depreciation) of           16,500       (1,073)       42,311          894        8,758
   investments
                                          --------      -------      --------      -------      -------
Net increase (decrease) in net
   assets                                   21,282           66        53,492        4,201        8,777
   resulting from operations
CAPITAL TRANSACTIONS
Purchase of Variable Account units         140,335        6,293       293,472       61,723       23,499
Redemption of Variable Account units      (107,677)     (16,951)     (246,379)      (4,012)        (237)
Redemptions for mortality and
   expense and administrative charges          785           72           306          176           45
                                          --------      -------      --------      -------      -------
Net increase (decrease) from capital
   transactions                             33,443      (10,586)       47,399       57,887       23,307
Net assets at beginning of year            102,446       21,711        64,517       25,092        6,565
                                          --------      -------      --------      -------      -------
Net assets at end of year                 $157,171      $11,191      $165,408      $87,180      $38,649
                                          ========      =======      ========      =======      =======


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                      NEUBERGER &
                                                                                      BERMAN AMT    NEUBERGER &
                                                             VAN ECK      VAN ECK       LIMITED       BERMAN
                                                            WORLDWIDE      HARD        MATURITY        AMT
                                                            BOND FUND     ASSETS         BOND        PARTNERS
                                                            --------      ------       --------      --------
OPERATIONS
Dividend income                                             $     14      $    -       $  3,202      $  1,695
Mortality and expense and administrative charges                 (43)          -           (253)         (262)
Net realized gain (loss) on investments                          (50)          1           (779)          356
Net change in unrealized appreciation (depreciation) of
   investments                                                  (373)         46         (1,575)          532
                                                            --------      ------       --------      --------
Net increase (decrease) in net assets resulting from
   operations                                                   (452)         47            595         2,321
CAPITAL TRANSACTIONS
Purchase of Variable Account units                            28,940         650              -        64,440
Redemption of Variable Account units                          (2,635)        (10)       (20,879)      (73,521)
Redemptions for mortality and expense and administrative
   charges                                                        43           -            253           262
                                                            --------      ------       --------      --------
Net increase (decrease) from capital transactions             26,348         640        (20,626)       (8,819)
Net assets at beginning of year                                  250           -         57,461        51,830
                                                            --------      ------       --------      --------
Net assets at end of year                                   $ 26,146      $  687       $ 37,430      $ 45,332
                                                            ========      ======       ========      ========



                                                             INVESCO      INVESCO                      COMBINED
                                                             HEALTH &    INDUSTRIAL      INVESCO       VARIABLE
                                                             SCIENCES      INCOME       TECHNOLOGY      ACCOUNT
                                                             ---------    ---------    -----------    -----------
OPERATIONS
Dividend income                                              $      73    $     314    $         -    $ 2,589,625
Mortality and expense and administrative charges                  (521)        (123)        (1,338)      (697,900)
Net realized gain (loss) on investments                         14,076        1,746         66,122        689,537
Net change in unrealized appreciation (depreciation) of
   investments                                                  (5,677)         670        375,843      7,751,202
                                                             ---------    ---------    -----------    -----------
Net increase (decrease) in net assets resulting from
   operations                                                    7,951        2,607        440,627     10,332,464
CAPITAL TRANSACTIONS
Purchase of Variable Account units                             107,819       12,383        904,844     32,296,487
Redemption of Variable Account units                          (145,592)     (24,373)      (216,389)   (19,534,782)
Redemptions for mortality and expense and administrative
   charges                                                         521          123          1,338        697,900
                                                             ---------    ---------    -----------    -----------
Net increase (decrease) from capital transactions              (37,252)     (11,867)       689,793     13,459,605
Net assets at beginning of year                                125,083       23,452         31,324     43,381,035
                                                             ---------    ---------    -----------    -----------
Net assets at end of year                                    $  95,782    $  14,192    $ 1,161,744    $67,173,104
                                                             =========    =========    ===========    ===========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998


                                                                   FORTIS
                                                      FORTIS        U.S.       FORTIS       FORTIS       FORTIS
                                                      GROWTH     GOVERNMENT    MONEY        ASSET      DIVERSIFIED
                                                       STOCK     SECURITIES    MARKET     ALLOCATION     INCOME
                                                   -----------   ----------   --------     ----------   ----------
OPERATIONS
Dividend income                                    $    74,961   $   25,927   $ 14,196     $    4,471   $   56,023
Mortality and expense and administrative charges       (16,709)      (6,277)    (4,306)       (28,363)      (8,973)
Net realized gain (loss) on investments                 13,232         (456)   (26,025)         2,361         (396)
Net change in unrealized appreciation
   (depreciation) of investments                       161,133        9,921      3,329        403,071      (17,143)
                                                   -----------   ----------   --------     ----------   ----------
Net increase (decrease) in net assets resulting
   from operations                                     232,617       29,115    (12,806)       381,540       29,511
CAPITAL TRANSACTIONS
Purchase of Variable Account units                     938,415    1,083,157    677,788      1,322,894      920,521
Redemption of Variable Account units                  (142,834)     (29,413)  (433,177)      (372,855)     (19,789)
Redemptions for mortality and expense and
   administrative charges                               16,709        6,277      4,306         28,363        8,973
                                                   -----------   ----------   --------     ----------   ----------
Net increase (decrease) from capital transactions      812,290    1,060,021    248,917        978,402      909,705
Net assets at beginning of year                        793,817      222,446    252,121      1,524,354      291,817
                                                   -----------   ----------   --------     ----------   ----------
Net assets at end of year                          $ 1,838,724   $1,311,582   $488,232     $2,884,296   $1,231,033
                                                   ===========   ==========   ========     ==========   ==========




                                                       FORTIS       FORTIS       FORTIS
                                                       GLOBAL     AGGRESSIVE    GROWTH &      FORTIS
                                                       GROWTH       GROWTH       INCOME     HIGH YIELD
                                                     ----------   ----------   ----------   ----------
OPERATIONS
Dividend income                                      $    1,604   $    2,104   $    1,657   $  119,774
Mortality and expense and administrative charges        (17,478)     (13,391)     (64,764)     (16,220)
Net realized gain (loss) on investments                  11,413        9,641       20,441       (2,079)
Net change in unrealized appreciation
   (depreciation) of investments                        111,270      280,168      579,716     (120,724)
                                                     ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations                                      106,809      278,522      537,050      (19,249)
CAPITAL TRANSACTIONS
Purchase of Variable Account units                      745,727      865,048    4,039,563    1,190,129
Redemption of Variable Account units                   (179,438)    (112,602)    (222,124)     (97,106)
Redemptions for mortality and expense and
   administrative charges                                17,478       13,391       64,764       16,220
                                                     ----------   ----------   ----------   ----------
Net increase (decrease) from capital transactions       583,767      765,837    3,882,203    1,109,243
Net assets at beginning of year                         924,063      630,047    2,681,680      610,807
                                                     ----------   ----------   ----------   ----------
Net assets at end of year                            $1,614,639   $1,674,406   $7,100,933   $1,700,801
                                                     ==========   ==========   ==========   ==========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                    FORTIS
                                                    GLOBAL       FORTIS        FORTIS
                                                     ASSET       GLOBAL     INTERNATIONAL    FORTIS      FORTIS
                                                  ALLOCATION      BOND          STOCK        VALUE       S&P 500
                                                  ----------    --------     ----------   ----------   ----------
OPERATIONS
Dividend income                                   $   99,868    $  7,959     $  135,567   $   52,409   $  106,189
Mortality and expense and administrative charges     (11,070)     (1,325)       (15,623)     (19,724)     (50,027)
Net realized gain (loss) on investments                  815         577          6,618        2,650        6,880
Net change in unrealized appreciation
   (depreciation) of investments                      26,698       5,497         (2,847)      96,647      882,217
                                                  ----------    --------     ----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations                                   116,311      12,708        123,715      131,982      945,259
CAPITAL TRANSACTIONS
Purchase of Variable Account units                 1,034,925     125,991      1,457,342    1,508,103    5,180,564
Redemption of Variable Account units                 (22,016)    (11,560)       (77,257)     (45,032)    (407,707)
Redemptions for mortality and expense and
   administrative charges                             11,070       1,325         15,623       19,724       50,027
                                                  ----------    --------     ----------   ----------   ----------
Net increase (decrease) from capital               1,023,979     115,756      1,395,708    1,482,795    4,822,884
   transactions
Net assets at beginning of year                      365,431      69,640        509,063      761,129    1,431,250
                                                  ----------    --------     ----------   ----------   ----------
Net assets at end of year                         $1,505,721    $198,104     $2,028,486   $2,375,906   $7,199,393
                                                  ==========    ========     ==========   ==========   ==========


                                                      FORTIS       FORTIS       FORTIS        FORTIS
                                                     BLUE CHIP     MID CAP      LARGE CAP    SMALL CAP
                                                       STOCK       STOCK*        GROWTH*       VALUE*
                                                     ----------    --------    ----------    --------
OPERATIONS
Dividend income                                      $   82,088    $    216    $      272    $  2,947
Mortality and expense and administrative charges        (36,122)       (345)       (3,525)       (549)
Net realized gain (loss) on investments                   7,951           4         3,875        (133)
Net change in unrealized appreciation
   (depreciation) of investments                        676,563      14,407       161,256      10,916
                                                     ----------    --------    ----------    --------
Net increase (decrease) in net assets resulting
   from operations                                      730,480      14,282       161,878      13,181
CAPITAL TRANSACTIONS
Purchase of Variable Account units                    3,150,945     112,935       959,801     210,341
Redemption of Variable Account units                    (59,745)       (205)      (61,829)       (917)
Redemptions for mortality and expense and
   administrative charges                                36,122         345         3,525         549
                                                     ----------    --------    ----------    --------
Net increase (decrease) from capital                  3,127,322     113,075       901,497     209,973
   transactions
Net assets at beginning of year                       1,070,869           -             -           -
                                                     ----------    --------    ----------    --------
Net assets at end of year                            $4,928,671    $127,357    $1,063,375    $223,154
                                                     ==========    ========    ==========    ========


*    For the period from May 1, 1998 to December 31, 1998.

See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998




                                                    ALLIANCE                   ALLIANCE
                                                      MONEY       ALLIANCE      PREMIER      SAFECO        SAFECO
                                                     MARKET    INTERNATIONAL    GROWTH       GROWTH        EQUITY
                                                  ----------     --------     ----------    ---------   ----------
OPERATIONS
Dividend income                                   $    7,585     $      -     $        -    $  22,511    $  17,476
Mortality and expense and administrative charges      (2,057)        (257)        (1,861)        (725)      (1,281)
Net realized gain (loss) on investments                    -        1,883          2,704      (24,450)         781
Net change in unrealized appreciation
   (depreciation) of investments                           -        2,924        133,535      (38,248)      47,661
Net increase (decrease) in net assets resulting
   from operations                                     5,528        4,550        134,378      (40,912)      64,637
                                                  ----------     --------     ----------    ---------   ----------
CAPITAL TRANSACTIONS
Purchase of Variable Account units                 3,684,672      760,164        672,665      513,929      124,579
Redemption of Variable Account units              (3,248,486)    (730,934)      (333,215)    (275,000)     (45,200)
Redemptions for mortality and expense and
   administrative charges                              2,057          257          1,861          725        1,281
                                                  ----------     --------     ----------    ---------   ----------
Net increase (decrease) from capital                 438,243       29,487        341,311      239,654       80,660
   transactions
Net assets at beginning of year                      212,973       44,879        282,729       18,233      225,697
                                                  ----------     --------     ----------    ---------   ----------
Net assets at end of year                         $  656,744     $ 78,916     $  758,418    $ 216,975   $  370,994
                                                  ==========     ========     ==========    =========   ==========


                                                    FEDERATED
                                                       U.S.        FEDERATED
                                                    GOVERNMENT       HIGH                    FEDERATED
                                                    SECURITIES      INCOME      FEDERATED    AMERICAN
                                                      FUND II       FUND II    UTILITY II   LEADERS II
                                                     ---------     ---------    --------     ---------
OPERATIONS
Dividend income                                      $     324     $  11,392    $  2,328     $      66
Mortality and expense and administrative charges          (100)       (1,028)       (132)         (304)
Net realized gain (loss) on investments                      2         4,085           -         7,830
Net change in unrealized appreciation
   (depreciation) of investments                         1,208        19,920       2,438         6,691
Net increase (decrease) in net assets resulting
   from operations                                       1,434        34,369       4,634        14,283
                                                     ---------     ---------    --------     ---------
CAPITAL TRANSACTIONS
Purchase of Variable Account units                      26,626       557,093      35,519       992,788
Redemption of Variable Account units                      (103)     (501,159)          -      (943,316)
Redemptions for mortality and expense and
   administrative charges                                  100         1,028         132           304
                                                     ---------     ---------    --------     ---------
Net increase (decrease) from capital                    26,623        56,962      35,651        49,776
   transactions
Net assets at beginning of year                         18,313       369,709           -             -
                                                     ---------     ---------    --------     ---------
Net assets at end of year                            $  46,370     $ 461,040    $ 40,285     $  64,059
                                                     =========     =========    ========     =========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                               LEXINGTON       MFS                      MONTGOMERY
                                               EMERGING      EMERGING      MFS HIGH      EMERGING     MONTGOMERY
                                                MARKETS       GROWTH        INCOME       MARKETS        GROWTH
                                                -------     ----------     ---------    --------      ---------
OPERATIONS
Dividend income                                 $     -     $    1,453     $  32,386    $     31      $     459
Mortality and expense and administrative
   charges                                           (5)          (625)       (1,681)        (41)          (312)
Net realized gain (loss) on investments               -           (795)       (4,057)        (11)           (26)
Net change in unrealized appreciation
   (depreciation) of investments                    534         28,368        12,115      (3,380)        (1,414)
                                                -------     ----------     ---------    --------      ---------
Net increase (decrease) in net assets
   resulting from operations                        529         28,401        38,763      (3,401)        (1,293)
CAPITAL TRANSACTIONS
Purchase of Variable Account units                5,328         38,432       389,855      14,796         80,457
Redemption of Variable Account units                  -        (87,326)     (379,868)        (44)          (161)
Redemptions for mortality and expense and
   administrative charges                             5            625         1,681          41            312
                                                -------     ----------     ---------    --------      ---------
Net increase (decrease) from capital
   transactions                                   5,333        (48,269)       11,668      14,793         80,608
Net assets at beginning of year                       -        147,828       482,476       4,569         23,131
                                                -------     ----------     ---------    --------      ---------
Net assets at end of year                       $ 5,862     $  127,960     $ 532,907    $ 15,961      $ 102,446
                                                =======     ==========     =========    ========      =========

                                                                              AMERICAN     AMERICAN
                                                    STRONG        STRONG       CENTURY     CENTURY
                                                   DISCOVERY  INTERNATIONAL      VP       VP CAPITAL
                                                      II           II         BALANCED   APPRECIATION
                                                   --------   -------------   --------   ------------
OPERATIONS
Dividend income                                    $    178     $    418      $  1,039    $        -
Mortality and expense and administrative
   charges                                              (54)        (169)          (67)          (15)
Net realized gain (loss) on investments                  (3)         305         1,499           343
Net change in unrealized appreciation
   (depreciation) of investments                      2,305        1,966           884         1,237
                                                   --------     --------      --------    ----------
Net increase (decrease) in net assets
   resulting from operations                          2,426        2,520         3,355         1,565
CAPITAL TRANSACTIONS
Purchase of Variable Account units                    7,984       40,679        50,995       156,020
Redemption of Variable Account units                    (76)     (14,233)      (37,104)     (151,035)
Redemptions for mortality and expense and
   administrative charges                                54          169            67            15
                                                   --------     --------      --------    ----------
Net increase (decrease) from capital
   transactions                                       7,962       26,615        13,958         5,000
Net assets at beginning of year                      11,323       35,382         7,779             -
                                                   --------     --------      --------    ----------
Net assets at end of year                          $ 21,711     $ 64,517      $ 25,092    $    6,565
                                                   ========     ========      ========    ==========


See accompanying notes.

                       First Fortis Life Insurance Company
                               Variable Account A

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                           NEUBERGER &     NEUBERGER &
                                                              VAN ECK      BERMAN AMT        BERMAN         INVESCO
                                                             WORLDWIDE      LIMITED           AMT            HEALTH
                                                             BOND FUND    MATURITY BOND     PARTNERS       & SCIENCES
                                                             ---------    -------------     --------       ----------
OPERATIONS
Dividend income                                               $    -       $       -        $  2,082       $    3,233
Mortality and expense and administrative charges                  (1)            (51)           (115)            (293)
Net realized gain (loss) on investments                            -               -             (18)           1,291
Net change in unrealized appreciation (depreciation) of
   investments                                                     -             187             738           18,576
Net increase (decrease) in net assets resulting from
   operations                                                     (1)            136           2,687           22,807
                                                              ------       ---------        --------       ----------
CAPITAL TRANSACTIONS
Purchase of Variable Account units                               250          57,274          34,219          129,353
Redemption of Variable Account units                               -               -            (185)         (30,374)
Redemptions for mortality and expense and administrative
   charges                                                         1              51             115              293
                                                              ------       ---------        --------       ----------
Net increase (decrease) from capital transactions                251          57,325          34,149           99,272
Net assets at beginning of year                                    -               -          14,994            3,004
                                                              ------       ---------        --------       ----------
Net assets at end of year                                     $  250       $  57,461        $ 51,830       $  125,083
                                                              ======       =========        ========       ==========



                                                                 INVESCO                         COMBINED
                                                                INDUSTRIAL      INVESCO          VARIABLE
                                                                  INCOME       TECHNOLOGY         ACCOUNT
                                                                 --------       ---------      -------------
OPERATIONS
Dividend income                                                  $  1,192       $     158      $     892,543
Mortality and expense and administrative charges                      (54)            (73)          (326,092)
Net realized gain (loss) on investments                               331          (1,897)            47,166
Net change in unrealized appreciation (depreciation) of
   investments                                                      1,477           3,572          3,525,389
Net increase (decrease) in net assets resulting from
   operations                                                       2,946           1,760          4,139,006
                                                                 --------       ---------      -------------
CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 14,731          78,657         33,991,254
Redemption of Variable Account units                               (8,329)        (51,365)        (9,133,119)
Redemptions for mortality and expense and administrative
   charges                                                             54              73            326,092
                                                                 --------       ---------      -------------
Net increase (decrease) from capital transactions                   6,456          27,365        (25,184,227)
Net assets at beginning of year                                    14,050           2,199         14,057,802
                                                                 --------       ---------      -------------
Net assets at end of year                                        $ 23,452       $  31,324      $  43,381,035
                                                                 ========       =========      =============


See accompanying notes

                       First Fortis Life Insurance Company
                               Variable Account A

                          Notes to Financial Statements

                                December 31, 1999


1.   GENERAL

FIRST FORTIS LIFE INSURANCE COMPANY

Variable Account A (the "Account") was established as a segregated asset account of First Fortis Life Insurance Company ("First Fortis") on October 1, 1993 under New York law and became operational July 1, 1996. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names of Opportunity Variable Annuity, Masters Variable Annuity and Value Advantage Plus Variable Annuity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from First Fortis's other assets. The operations of the Account are part of First Fortis. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

                       First Fortis Life Insurance Company
                               Variable Account A

                   Notes to Financial Statements (continued)



3.   INVESTMENTS

There are 45 subaccounts within the Account (only 42 of which were active in 1998). Investment in shares of the Fortis Series Fund, Inc. (the Series) subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investments in the other subaccounts are valued at the net asset (market) value per share at the close of business on December 31, as reported by the respective mutual fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccounts' undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed for active subaccounts were as follows:

                                                              YEAR ENDED DECEMBER 31, 1999
                                                 ---------------------------------------------------------
                                                         SHARES                COST OF      COST OF SALES/
                                                 PURCHASED       SOLD         PURCHASES      REDEMPTIONS
                                                 ---------       ----         ---------      -----------
   Fortis Series Fund, Inc.:
     Growth Stock                                 28,004         3,918       $   965,521    $   141,929
     U.S. Government Securities                   69,724        63,276           743,844        684,521
     Money Market                                226,209       157,361         2,530,162      1,756,106
     Asset Allocation                             42,609        24,377           909,763        476,216
     Diversified Income                           53,490        18,277           629,131        220,018
     Global Growth                                12,145         9,843           307,395        202,823
     Aggressive Growth                            30,073        24,181           630,831        350,691
     Growth & Income                             136,745        32,839         2,960,197        643,964
     High Yield                                   71,363        26,439           763,670        442,449
     Global Asset Allocation                      37,001         8,894           522,238        125,285
     Global Bond                                  21,872         6,395           238,674         72,524
     International Stock                          39,676        22,576           618,192        330,514
     Value                                        28,597        11,953           436,557        164,211
     S & P 500                                   303,284       100,341         5,838,606      1,891,726

                       First Fortis Life Insurance Company
                               Variable Account A

                   Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                            YEAR ENDED DECEMBER 31, 1999
                                              -----------------------------------------------------------
                                                       SHARES                 COST OF      COST OF SALES/
                                              PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                              ---------         ----         ---------      -----------
   Fortis Series Fund, Inc. (continued):
     Blue Chip Stock                              80,702        21,822        $1,612,398    $   358,300
     Mid Cap Stock                                23,758         1,988           232,656         18,009
     Large Cap Growth                            167,564        12,988         2,292,112        154,783
     Small Cap Value                              49,317        10,708           500,026         67,668
   Alliance Variable Product:
     Money Market                              6,413,592     4,183,954         6,471,005      5,565,770
     International                                   358         1,122             8,715         17,575
     Premier Growth                               11,968        11,607           421,688        322,527
   SAFECO Resource Series:
     Growth                                        2,275         2,064            45,558        165,573
     Equity                                        5,117         4,141           189,236        138,211
   Federated Insurance Series:
     U.S. Government Securities Fund II            5,034           419            55,085          4,463
     High Income Fund II                          50,218        81,924           526,317        847,253
     Utility II                                    1,554           375            24,858          5,363
     American Leaders II                          92,256        39,195         1,991,030      2,043,179
   Lexington Funds, Inc.:
     Natural Resources                               683            31             8,641            386
     Emerging Markets                                  -            34                40            179
   MFS Variable Insurance Trust:
     Emerging Growth                               8,046         2,853           211,509         52,786
     High Income                                  35,963        67,645           465,196        789,606
     World Government                              2,536           104            25,477          1,045
   Montgomery Variable Funds:
     Emerging Markets                              5,974         3,130            51,103         25,237
     Growth                                        8,030         6,262           142,479        104,254
   Strong Variable Annuity Funds:
     Discovery II                                    662         1,684             9,107         18,554
     International II                             28,808        26,063           293,700        235,120
   American Century Investments:
     VP Balanced                                   8,208           557            65,522          4,328
     VP Capital Appreciation                       1,900            23            23,499            173
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                           2,668           243            28,954          2,685
     Hard Assets                                      64             1               650              9

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                            YEAR ENDED DECEMBER 31, 1999
                                                 --------------------------------------------------------
                                                       SHARES                 COST OF      COST OF SALES/
                                                 PURCHASED       SOLD         PURCHASES      REDEMPTIONS
                                                 ---------       ----         ---------      -----------
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                         -         1,577        $    3,202     $   21,658
     AMT Partners                                  3,302           290            66,135         73,164
   INVESCO, Inc.:
     Health & Sciences                             7,513         9,720          107,892         131,516
     Industrial Income                               611         1,211           12,697          22,627
     Technology                                   35,548         6,444          904,850         150,267

                                                            YEAR ENDED DECEMBER 31, 1998
                                              -----------------------------------------------------------
                                                       SHARES                 COST OF      COST OF SALES/
                                              PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                              ---------         ----         ---------      -----------
   Fortis Series Fund, Inc.:
     Growth Stock                                 26,601         3,515      $  1,013,376    $   129,602
     U.S. Government Securities                  101,885         2,693         1,109,084         29,869
     Money Market                                 60,418        39,145           691,984        459,202
     Asset Allocation                             69,787        19,556         1,327,365        370,494
     Diversified Income                           80,644         1,668           976,544         20,185
     Global Growth                                34,446         8,441           747,331        168,025
     Aggressive Growth                            62,177         7,552           867,152        102,961
     Growth & Income                             202,417        10,874         4,041,220        201,683
     High Yield                                  124,255         9,263         1,309,903         99,185
     Global Asset Allocation                      79,205         1,568         1,134,793         21,201
     Global Bond                                  11,597         1,002           133,950         10,983
     International Stock                         106,998         5,039         1,592,909         70,639
     Value                                       111,781         3,219         1,560,512         42,382
     S & P 500                                   310,604        24,185         5,286,753        400,827
     Blue Chip Stock                             196,205         3,472         3,233,033         51,794
     Mid Cap Stock                                13,242            24           113,151            201
     Large Cap Growth                             94,015         5,727           960,073         57,954
     Small Cap Value                              24,166           117           213,288          1,050
   Alliance Variable Product:
     Money Market                              3,659,902     3,248,486         3,692,257      3,248,486
     International                                45,456        43,390           760,164        729,051
     Premier Growth                               25,024        12,452           672,665        330,511

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                             YEAR ENDED DECEMBER 31, 1998
                                                ---------------------------------------------------------
                                                       SHARES                 COST OF      COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                                ---------         ----         ---------      -----------
   SAFECO Resource Series:
     Growth                                       19,458        11,106       $   536,440    $   299,450
     Equity                                        4,486         1,650           142,055         44,419
   Federated Insurance Series:
     U.S. Government Securities Fund II            2,400             9            26,950            101
     High Income Fund II                          53,223        45,804           568,485        497,074
     Utility II                                    2,474             -            37,847              -
     American Leaders II                          50,401        47,449           992,854        935,486
   Lexington Funds, Inc.:
     Emerging Markets                              1,037             -             5,328              -
   MFS Variable Insurance Trust:
     Emerging Growth                               2,051         5,328            39,885         88,121
     High Income                                  36,002        31,526           422,241        383,925
   Montgomery Variable Funds:
     Emerging Markets                              1,991             6            14,827             55
     Growth                                        5,103            12            80,916            187
   Strong Variable Annuity Funds:
     Discovery II                                    759            39             8,162             79
     International II                              4,968         1,458            41,097         13,928
   American Century Investments:
     VP Balanced                                   6,306         4,378            52,034         35,605
     VP Capital Appreciation                      16,768        16,040           156,020        150,692
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                              20             -               250              -
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                     4,157             -            57,274              -
     AMT Partners                                  1,913            11            36,301            203
   INVESCO, Inc.:
     Health & Sciences                             9,985         2,322          132,586          29,083
     Industrial Income                               811           448           15,923           7,998
     Technology                                    5,982         4,003           78,815          53,262

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


4.   ACCOUNT CHARGES

ADMINISTRATION CHARGE

A $30 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity on each anniversary of the contract date and upon surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more.

In addition, First Fortis assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for administrative expense at annual rate of 0.10% of the net assets.

MORTALITY AND EXPENSE RISK CHARGE

First Fortis assesses each subaccount of the Opportunity Variable Annuity and Masters Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the Value Advantage Plus Variable Annuity, the mortality and expense risk charge is assessed at an annual rate of 0.45%.

5. SURRENDER AND PREMIUM TAX CHARGES

FREE SURRENDERS

The following amounts can be withdrawn from the contract without a surrender charge:

     - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and seven years for Masters Variable Annuity and have not been previously surrendered.

     - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and seven years prior to the surrender date for Masters Variable Annuity.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


5.   SURRENDER AND PREMIUM TAX CHARGES (CONTINUED)

     - For Masters Variable Annuity, any earnings that have not been previously surrendered.

     - For Value Advantage Plus Variable Annuity, there is no surrender charge.

AMOUNT OF SURRENDER CHARGE

Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year, and is set at 7% during the first seven years of the Masters Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year.

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdiction upon receipt of purchase payments, First Fortis pays such taxes on behalf of the contract owner and will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, First Fortis will deduct a charge on a pro rata basis from the contract value at that time.

Surrender and premium tax charges are included in redemptions and are paid directly to First Fortis. The surrender and premium tax charges collected by First Fortis were $191,947 and $40,683 in 1999 and 1998, respectively.

                       First Fortis Life Insurance Company
                               Variable Account A

                    Notes to Financial Statements (continued)


6.   FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of First Fortis, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

7.   RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (Fortis Advisers), an affiliate of First Fortis, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease through reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $21,779,394 and $17,790,513 in 1999 and 1998, respectively.

8.   YEAR 2000 (UNAUDITED)

The Account has no computer systems of its own and is, therefore, dependent upon the systems of its affiliates, including Fortis Benefits Insurance Company (Fortis Benefits), Fortis Advisers (Advisers), and certain other third parties. Fortis Benefits and Advisers utilize Fortis Inc. (Fortis) to process their businesses. Fortis created a Year 2000 Project which was dedicated to ensuring that all systems for Fortis and subsidiaries were Year 2000 ready. The estimated total cost of Fortis Year 2000 Project was approximately $85 million. There were no costs allocated to the Account, as amounts are only allocated to the affiliated companies.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were Year 2000 ready. Although there have been several matters as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of its Mission Critical systems. Fortis will continue to monitor the status of and respond to any potential Year 2000 issue.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1999 was 4.34%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

  Effective Yield =  [(Base Period Return + 1)365/7 ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1999 was 4.71%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                                   A - B
                   Yield =   2 [ ( ----- +1 ) 6 -1 ]
                                     CD

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

         b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

         c = the average daily number of Accumulation Units outstanding during the period, and

         d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 1999:

         SUBACCOUNT                                                   YIELD
         ----------                                                   -----

         U.S. Government Securities...................................5.87%
         Diversified Income          .................................7.13%
         High Yield...................................................9.38%
         Multisector Bond.............................................4.06%

TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

         P(1 + T)n = CSV

Where:   P = a hypothetical initial purchase payment of $1000,

         T = average annual total return,

         n = number of years, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.

Subaccount                               One Year Period    Five Year Period     Ten Year Period     Commencement to
                                       Ended Dec 31, 1999  Ended Dec 31, 1999   Ended Dec 31, 1999     Dec 31, 1999
------------------------------------   --------------------------------------------------------------------------------
Growth Stock                                 49.60%             22.06%               14.91%              17.47%
U.S. Government Securities                   -6.75%              2.78%                2.71%               3.42%
Diversified Income                           -6.46%              2.71%                3.50%               4.18%
Asset Allocation                             14.45%             15.30%               10.85%              12.67%
Global Growth                                52.07%             20.59%                N/A                15.32%
High Yield                                   -3.69%              3.35%                N/A                 1.77%
Growth & Income                               5.72%             16.93%                N/A                14.94%
Aggressive Growth                           102.96%             25.88%                N/A                22.04%
Global Asset Allocation                      -5.70%              7.57%                N/A                 7.57%
Multisector Bond                            -12.27%              0.67%                N/A                 0.67%
International Stock                          18.83%             12.43%                N/A                12.43%
Value                                         4.00%                N/A                N/A                11.32%
S & P 500                                    15.23%                N/A                N/A                22.62%
Blue Chip                                    14.78%                N/A                N/A                21.64%
Mid Cap Stock                                 5.99%                N/A                N/A                 1.12%
Large Cap Growth                             22.01%                N/A                N/A                24.42%
Small Cap Value                              10.28%                N/A                N/A                 1.83%

CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:


         CTR = CSV - P  100
               -------
                  P
Where:   P = a hypothetical initial purchase payment of $1,000,

         CTR = cumulative total return, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


Subaccount                               One Year Period    Five Year Period     Ten Year Period     Commencement to
                                       Ended Dec 31, 1999  Ended Dec 31, 1999   Ended Dec 31, 1999     Dec 31, 1999
------------------------------------   --------------------------------------------------------------------------------
Growth Stock                                 49.60%             170.96%             301.30%             457.50%
U.S. Government Securities                   -6.75%              14.68%              30.70%              43.23%
Diversified Income                           -6.46%              14.29%              41.04%              61.30%
Asset Allocation                             14.45%             103.76%             180.10%             257.30%
Global Growth                                52.07%             154.98%               N/A               198.43%
High Yield                                   -3.69%              17.91%               N/A                10.49%
Growth & Income                               5.72%             118.62%               N/A               120.25%
Aggressive Growth                           102.96%             216.11%               N/A               209.30%
Global Asset Allocation                      -5.70%              44.40%               N/A                44.40%
Multisector Bond                            -12.27%               3.42%               N/A               342.00%
International Stock                          18.83%              79.61%               N/A                79.61%
Value                                         4.00%                N/A                N/A                48.25%
S & P 500                                    15.23%                N/A                N/A               111.39%
Blue Chip                                    14.78%                N/A                N/A               105.21%
Mid Cap Stock                                 5.99%                N/A                N/A                 1.88%
Large Cap Growth                             22.01%                N/A                N/A                44.04%
Small Cap Value                              10.28%                N/A                N/A                 3.08%

Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

First Fortis may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:

PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
--------------            --------------                                             --------

International Stock       Morningstar Publications, Inc.                             Foreign Stock
Subaccount                Lipper Analytical Services, Inc.                           International Fund
                          Variable Annuity Research & Data Service                   International Stock

Global Growth             Morningstar Publications, Inc.                             World Stock
Subaccount                Lipper Analytical Services, Inc.                           Global Fund
                          Variable Annuity Research & Data Service                   International Stock

Global Asset              Morningstar Publications, Inc.                             International Hybrid
Allocation Subaccount     Lipper Analytical Services, Inc.                           Global Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced/International

Aggressive Growth         Morningstar Publications, Inc.                             Small Growth
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Aggressive Growth

Small Cap Value           Morningstar Publications, Inc.                             Small Value
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Small Company Funds

Growth Stock              Morningstar Publications, Inc.                             Mid Cap Growth
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   Growth

Mid Cap Stock             Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   All Equity Funds

Large Cap Growth          Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

Blue Chip Stock           Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

S&P 500 Index             Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Index Fund
                          Variable Annuity Research & Data Service                   Growth and Income Funds

Growth & Income           Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Growth and Income

Value Subaccount          Morningstar Publications, Inc.                             Large Blend
                          Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Equity-Income


PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
--------------            --------------                                             --------

Asset Allocation          Morningstar Publications, Inc.                             Domestic Hybrid
Subaccount                Lipper Analytical Services, Inc.                           Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced

Multisector Bond          Morningstar Publications, Inc.                             International Bond
Subaccount                Lipper Analytical Services, Inc.                           Global Income
                          Variable Annuity Research & Data Service                   International Bonds

High Yield                Morningstar Publications, Inc.                             High Yield Bond
Subaccount                Lipper Analytical Services, Inc.                           High Current Yield
                          Variable Annuity Research & Data Service                   Corporate Bond High Yield

Diversified Income        Morningstar Publications, Inc.                             Intermediate-Term Bond
Subaccount                Lipper Analytical Services, Inc.                           Corp Debt BBB Rated
                          Variable Annuity Research & Data Service                   Corporate Bond General Funds

U.S. Government           Morningstar Publications, Inc.                             Intermediate Government
Subaccount                Lipper Analytical Services, Inc.                           Intermediate U.S. Govt.
                          Variable Annuity Research & Data Service                   Government Bond General Funds

Money Market              Morningstar Publications, Inc.                             Money Market
Subaccount                Lipper Analytical Services, Inc.                           Money Market
                          Variable Annuity Research & Data Service                   Money Market



ADDITIONAL PERFORMANCE INFORMATION

Additionally, from time to time, First Fortis may include in advertising the net effective annual yield of an investment in a Contract as compared with the current before-tax and after-tax yield of CD's (insured fixed rate certificates of deposit issued by financial institutions). While the yield may be compared to that of CD's, the yield of a variable Subaccount is not fixed and an investment in a Contract is not FDIC insured.

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial Statements

          Included in Part A:

          With Respect to First Fortis Life Insurance Company:


               Report of Independent Auditors
               Balance Sheets as of December 31, 1999 and 1998
               Statements of Operations for the years ended
                    December 31, 1999, 1998 and 1997
               Statements of Changes in Shareholder's Equity for the years ended December 31, 1999, 1998, and 1997
               Statements of Cash Flows for the years ended December 31, 1999,
                    1998 and 1997
               Notes to Financial Statements Included in Part B:


          With Respect to Separate Account A of First Fortis Life Insurance
          Company:


               Report of Independent Auditors
               Statement of Net Assets for the year ended December 31, 1999 Statement of Changes in Net Assets for the year ended
                    December 31, 1999 and December 31, 1998
               Notes to Financial Statements


     b.   Exhibits:

          1. Resolution of the Board of Directors of First Fortis Life Insurance Company effecting the establishment of Separate Account A - filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993, and incorporated by reference.

          2.   Not applicable.

          3. (a) Form of Principal Underwriter and Servicing Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.


               (b) Form of Dealer Sales Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.

               (c) Form of Supplement to Dealer Sales Agreement - filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 11, 1994 and is incorporated by reference.

          4.   (a)  Form of Combination Fixed and Variable Annuity Contract
                    -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (b) Form of IRA Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (c) Form of Section 403(b) Annuity Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (d) Form of Automatic Portfolio Rebalancing Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (e) Form of Systematic Withdrawal Option Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

               (f) Form of Systematic Transfer Endorsement -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

          5. Form of Application to be used in connection with Contract -- filed as a part of this Form N-4 Registration Statement No. 33-71686 on April 27, 1995, and incorporated by reference.

          6. (a) Charter of First Fortis Life Insurance Company -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

               (b) By-laws of First Fortis Life Insurance Company -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

          7.   None.

          8. Administrative Service Agreement -- filed as a part of Form 10-K, File No. 33-71690 on March 29, 1996, and incorporated by reference.

          9. Opinion and consent of David A. Peterson, Esq., Corporate Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

          10.  (a)  Consent of Ernst & Young LLP--filed herewith.

               (b) Power of Attorney for Messrs. Rutherfurd, Freedman and Madame Gharib -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

               (c) Power of Attorney for Messrs. Gardner, Nelson and Galston -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on November 15, 1993.

               (d) Power of Attorney for Messrs. Keller and Kopperud -- filed as a part of this Form N-4, Registration Statement No. 33-71686 on April 27, 1995.

          11. Not applicable.

          12. Not applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.

Item 25.  DIRECTORS AND OFFICERS OF FIRST FORTIS

     The directors, executive officers, and other officers of First Fortis are listed below.

Name and Principal
 Business Address
------------------

Officer-Director                           Office With Depositor
----------------                           ---------------------


Robert B. Pollock (3)                      President, Chief Executive Officer
                                           and Director


Allen R. Freedman (3)                      Chairman of Board



Terry J. Kryshak (2)                       Sr. Vice President and Chief
                                           Administrative Officer

Larry M. Cains (3)                         Treasurer


Barbara R. Hege (3)                        Chief Financial Officer


Other Directors                            Office With Depositor
---------------                            ---------------------

Susie Gharib
CNBC
424 W. 33rd Street
New York, NY  10001

Dale Edward Gardner
Gardner & Buhl
Bridge Street
Roxbury, NY  12474

Kenneth W. Nelson
Tech Products, Inc.
15 Beach Street
Staten Island, NY 10304

Clarence Elkus Galston
10 Longwood Drive, Apt. 330
Westwood, MA 02090



Other Officers
--------------

Jerome A. Atkinson (3)                     Secretary

Melissa J. Hall (3)                        Assistant Treasurer

Paula M. SeGuin (2)                        Assistant Secretary


Katherine L. Greenzang (3)                 Assistant Secretary

Kevin Borchert (4)                         Corporate Actuary

Dianna Duvall (4)                          Officer

Sheryle Ohme                               Officer
Fortis Benefits Insurance Company
Minneapolis Benefit Center
6600 France Avenue South
Minneapolis, MN 55435

Tom Vargo (4)                              Officer

Brad Johnson (4)                           Officer

-------------------------



(1)  Address:  Fortis Benefits Insurance Company, 500 Bielenberg Drive,
               Woodbury, MN 55125.


(2)  Address:  308 Maltbie St., Suite 200, Syracuse, NY 13204.


(3)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.


(4)  Address:  Fortis Benefits Insurance Company, 2323 Grand Blvd., Kansas City,
               MO 64108


Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
          REGISTRANT

Separate Account A of First Fortis Life Insurance Company is a separate account of First Fortis. This separate account, and Fortis Series Fund, Inc. may be deemed to be controlled by First Fortis, although First Fortis follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. This separate account is created under New York law and is the funding media for variable annuity contracts issued by First Fortis.

The chart indicating the persons controlled by or under common control with First Fortis was filed as Exhibit 26 to this Form N-4 Registration Statement No. 33-71686 on April 11, 1994. First Fortis has no subsidiaries.

Items 27. NUMBER OF CONTRACT OWNERS


     As of April 1, 2000 there were 253 Contract Owners.


Item 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Administrative Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated by this reference, First Fortis has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Separate Account A, First Fortis, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3
(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Contracts agree to indemnify First Fortis, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omisions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, First Fortis' By-Laws (see Article VII, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of First Fortis' officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Company, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful. No indemnification is further permitted to an individual if there has been an adjudication, and a judgement rendered adverse to the individual seeking indemnification, finding that the acts were committed in bad faith, as the result of active and deliberate dishonesty, or that there was personal gain, financial profit, or other advantage which he or she was not otherwise legally entitled.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of First Fortis or the Separate Account pursuant to the foregoing provisions, or otherwise, First Fortis and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by First Fortis of expenses incurred or paid by a director, officer or controlling person of First Fortis or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account A. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Separate Account A and Fortis Series Fund, Inc.):
          Variable Account C and D of Fortis Benefits Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., and Fortis Income Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:

Name and Principal                       Positions and Offices
 Business Address                          with Underwriter
------------------                       ---------------------

Roger W. Arnold *                        Sr. Vice President

Robert W. Beltz, Jr.*                    Vice President

Jeffrey R. Black *                       Business Development and Sales Desk
                                         Officer

Mark C. Cadalbert*                       Compliance Officer



Tamara L. Fagely*                        Vice President



Joanne M Herron*                         Assistant Treasurer

John E. Hite*                            Vice President & Secretary

Carol M. Houghtby*                       Vice President, Treasurer and Director

Dean C. Kopperud*                        President and Director

Christine D. Pawlenty *                  Custom Solutions Group Officer

Mary B. Petersen *                       2nd Vice President

Jennifer R. Relien*                      Assistant Secretary
-------------------------

*    Address: 500 Bielenberg Drive, Woodbury, MN 55125.

     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by First Fortis, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125 and 220 Salina Meadows Parkway, Suite 255, Syracuse, New York 13220.

Item 31.  MANAGEMENT SERVICES

First Fortis entered into an Administrative Services Agreement with Fortis Benefits Insurance Company which is dated March 1, 1994 and which has been subsequently amended. Pursuant to that agreement, Fortis Benefits provides certain management and management support services, as generally described below, to First Fortis and Fortis Benefits is reimbursed by First Fortis for these services on the basis of Fortis Benefits' costs, apportioned on an equitable basis, for providing those services. The services which Fortis Benefits provides pursuant to that agreement relating to First Fortis' group life, health, and disability insurance business and its individual annuity business are generally as follows: (1) in-house legal services, (2) computer hardware and systems services for maintenance of corporate accounting and policyholder records, and (3) training services for new products. Fortis Benefits additionally provides actuarial services, including product development, pricing, valuation and compliance services. Prior to 1994, Fortis Benefits provided more extensive services to First Fortis relating to its group life, health, and disability insurance business.

Additionally, pursuant to an agreement with Fortis, Inc. and Fortis Advisers, Inc., Fortis, Inc. and Fortis Advisers, Inc. provide First Fortis with investment and general management services.


First Fortis paid the above-described affiliates the following sums for these services for its fiscal year ended December 31, 1997, December 31, 1998, and December 31, 1999, respectively: $2,568,000, $1,712,000, and 1,541,000.


Item 32.  UNDERTAKINGS

The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) to deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


First Fortis Life Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.




The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) -(4) thereof.

                                      SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the Town of Salina, County of Onondaga, State of New York on this 25th day of April, 2000.



                              SEPARATE ACCOUNT A OF
                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Registrant)
                              By: FIRST FORTIS LIFE INSURANCE COMPANY



                              By:  /s/ Robert B. Pollock
                                   ---------------------------------------------
                                   Robert B. Pollock
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



                              FIRST FORTIS LIFE INSURANCE COMPANY
                                   (Depositor)



                              By:  /s/ Robert B. Pollard
                                   ---------------------------------------------
                                   Robert B. Pollard
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 25, 2000.



Signature                                Title With First Fortis
---------                                -----------------------


 /s/ Robert B. Pollock                   President, Chief Executive Officer and
-----------------------------------      Director (Principal Executive Officer)
 Robert B. Pollock


 /s/ Terry J. Kryshak                    Sr. Vice President and Chief
-----------------------------------      Administrative Officer and Director
 Terry J. Kryshak

 /s/ Larry M. Cains                      Treasurer and Director
-----------------------------------      (Principal Financial Officer)
 Larry M. Cains

 /s/ Barbara R. Hege                     Chief Accounting Officer
-----------------------------------      (Principal Accounting Officer)
Barbara R. Hege


*
  ---------------------------------      Chairman of Board and Director
  Allen Royal Freedman

*
  ---------------------------------      Director
  Susie Gharib

*
  ---------------------------------      Director
  Dale Edward Gardner

*
  ---------------------------------      Director
  Kenneth Warwick Nelson




  /s/ Esther L. Nelson
-----------------------------------      Director
  Esther L. Nelson


*
  ---------------------------------      Director
  Clarence Elkus Galston

*By  /s/ Terry J. Kryshak
   --------------------------------
     Terry J. Kryshak
     Attorney-in-fact

                                  EXHIBIT INDEX




10(a)     Consent of Independent Accountants


13        Schedules of Computation